[LOGO] MINERALS COMMISSION
       -------------------------------------------------------------------------
       #12 Switchback Road Residential Area, Cantoments
       P.O. Box M 248 Accra - Ghana
       Tel: (233-21) 772783/ 772786/ 773053/ 771318 Fax: (233-21) 773324
       Email: mincom@mincomgh.org
       website: www.mincomgh.org.

Our Ref:     PL.7/114                                             March 14, 2007

The Managing Director
Haber Mining (GH) Limited
P.O. Box KIA 16525
Cantonments, Accra
------------------

                               R E G I S T E R E D
Dear Sir,

                      CONVERSION OF RECONNAISSANCE LICENCE
                      ------------------------------------
                             TO PROSPECTING LICENCE
                             ----------------------

We refer to your application dated October 16, 2006 for the conversion of part of your Reconnaissance Licence to a Prospecting Licence in the Datano area of the Western Region and wish to inform you that the Commission has in accordance with Section 100(2) of the Minerals and Mining Act, 2006 (Act 703) favourably recommended to the Minister of Lands, Forestry and Mines to grant you the licence.

Before the Minister issues the licence, you will be required to pay the following fees:

1. Consideration fee of US$15,000.00 (fifteen thousand United States Dollars) payable to the Minerals Commission; and

2. Annual Ground Rent of (cent)200,000.00 (two hundred thousand cedis) payable to the Administrator of Stool Lands, Office of the Administrator of Stool Lands, Accra.

We therefore request that you pay the fees specified above and notify us in writing and thereafter arrange for two competent officers of your company (with company's seal/stamp) to call at the offices of the Commission and sign all related documents after you have made full payment of the fees specified above.

The above terms remain open for a period of sixty (60) days from the date of this letter. If they are not accepted within the said period, your application for licence shall lapse.

                                Yours faithfully,


                                 /s/ Peter Awuah
                                  (PETER AWUAH)
                       PRINCIPAL PLANNING & POLICY OFFICER
                              For: CHIEF EXECUTIVE

Cc:  Chief Accountant                Administrator of Stool Lands
     Minerals Commission             Office of the Administration of Stool Lands
     ACCRA                           ACCRA

[LOGO] MINERALS COMMISSION
       -------------------------------------------------------------------------
       #12 Switchback Road Residential Area, Cantoments
       P.O. Box M 248 Accra - Ghana
       Tel: (233-21) 772783/ 772786/ 773053/ 771318 Fax: (233-21) 773324
       Email: mincom@mincomgh.org
       website: www.mincomgh.org.

Our Ref:     PL.7/117                                             March 14, 2007

The Managing Director
Haber Mining (GH) Limited
P.O. Box KIA 16525
Cantonments, Accra
------------------

                               R E G I S T E R E D

Dear Sir,

                      CONVERSION OF RECONNAISSANCE LICENCE
                      ------------------------------------
                             TO PROSPECTING LICENCE
                             ----------------------

We refer to your application dated October 16, 2006 for the conversion of part of your Reconnaissance Licence to a Prospecting Licence in the Sankore area of the Brong Ahafo and wish to inform you that the Commission has in accordance with Section 100(2) of the Minerals and Mining Act, 2006 (Act 703) favourably recommended to the Minister of Lands, Forestry and Mines to grant you the licence.

Before the Minister issues the licence, you will be required to pay the following fees:

1. Consideration fee of US$15,000.00 (fifteen thousand United States Dollars) payable to the Minerals Commission; and

2. Annual Ground Rent of (cent)226,000.00 (two hundred and twenty six thousand cedis) payable to the Administrator of Stool Lands, Office of the Administrator of Stool Lands, Accra.

We therefore request that you pay the fees specified above and notify us in writing and thereafter arrange for two competent officers of your company (with company's seal/stamp) to call at the offices of the Commission and sign all related documents after you have made full payment of the fees specified above.

The above terms remain open for a period of sixty (60) days from the date of this letter. If they are not accepted within the said period, your application for licence shall lapse.

                                Yours faithfully,


                                 /s/ Peter Awuah
                                  (PETER AWUAH)
                       PRINCIPAL PLANNING & POLICY OFFICER
                              For: CHIEF EXECUTIVE

Cc:  Chief Accountant                Administrator of Stool Lands
     Minerals Commission             Office of the Administration of Stool Lands
     ACCRA                           ACCRA

[LOGO] MINERALS COMMISSION
       -------------------------------------------------------------------------
       #12 Switchback Road Residential Area, Cantoments
       P.O. Box M 248 Accra - Ghana
       Tel: (233-21) 772783/ 772786/ 773053/ 771318 Fax: (233-21) 773324
       Email: mincom@mincomgh.org
       website: www.mincomgh.org.

Our Ref:     PL.7/116                                             March 14, 2007

The Managing Director
Haber Mining (GH) Limited
P.O. Box KIA 16525
Cantonments, Accra
------------------

                               R E G I S T E R E D

Dear Sir,

                      CONVERSION OF RECONNAISSANCE LICENCE
                      ------------------------------------
                             TO PROSPECTING LICENCE
                             ----------------------

We refer to your application dated October 16, 2006 for the conversion of part of your Reconnaissance Licence to a Prospecting Licence in the Akrodie area of the Brong Ahafo Region and wish to inform you that the Commission has in accordance with Section 100(2) of the Minerals and Mining Act, 2006 (Act 703) favourably recommended to the Minister of Lands, Forestry and Mines to grant you the licence.

Before the Minister issues the licence, you will be required to pay the following fees:

1. Consideration fee of US$15,000.00 (fifteen thousand United States Dollars) payable to the Minerals Commission; and

2. Annual Ground Rent of (cent)250,000.00 (two hundred and fifty thousand cedis) payable to the Administrator of Stool Lands, Office of the Administrator of Stool Lands, Accra.

We therefore request that you pay the fees specified above and notify us in writing and thereafter arrange for two competent officers of your company (with company's seal/stamp) to call at the offices of the Commission and sign all related documents after you have made full payment of the fees specified above.

The above terms remain open for a period of sixty (60) days from the date of this letter. if they are not accepted within the said period, your application for licence shall lapse.

                                Yours faithfully,


                                 /s/ Peter Awuah
                                  (PETER AWUAH)
                       PRINCIPAL PLANNING & POLICY OFFICER
                               For: CHIEF EXECUTIVE

Cc:  Chief Accountant                Administrator of Stool Lands
     Minerals Commission             Office of the Administration of Stool Lands
     ACCRA                           ACCRA

[LOGO] MINERALS COMMISSION
       -------------------------------------------------------------------------
       #12 Switchback Road Residential Area, Cantoments
       P.O. Box M 248 Accra - Ghana
       Tel: (233-21) 772783/ 772786/ 773053/ 771318 Fax: (233-21) 773324
       Email: mincom@mincomgh.org
       website: www.mincomgh.org.

Our Ref:     PL.7/115                                             March 14, 2007

The Managing Director
Haber Mining (GH) Limited
P.O. Box KIA 16525
Cantonments, Accra
------------------

                               R E G I S T E R E D

Dear Sir,

                      CONVERSION OF RECONNAISSANCE LICENCE
                      ------------------------------------
                             TO PROSPECTING LICENCE
                             ----------------------

We refer to your application dated October 16, 2006 for the conversion of part of your Reconnaissance Licence to a Prospecting Licence in the Asafo area of the Western Region and wish to inform you that the Commission has in accordance with
Section 100(2) of the Minerals and Mining Act, 2006 (Act 703) favourably recommended to the Minister of Lands, Forestry and Mines to grant you the licence.

Before the Minister issues the licence, you will be required to pay the following fees:

1. Consideration fee of US$15,000.00 (fifteen thousand United States Dollars) payable to the Minerals Commission; and

2. Annual Ground Rent of (cent)266,000.00 (two hundred and sixty six thousand cedis) payable to the Administrator of Stool Lands, Office of the Administrator of Stool Lands, Accra.

We therefore request that you pay the fees specified above and notify us in writing and thereafter arrange for two competent officers of your company (with company's seal/stamp) to call at the offices of the Commission and sign all related documents after you have made full payment of the fees specified above.

The above terms remain open for a period of sixty (60) days from the date of this letter. If they are not accepted within the said period, your application for licence shall lapse.

                                Yours faithfully,


                                 /s/ Peter Awuah
                                  (PETER AWUAH)
                       PRINCIPAL PLANNING & POLICY OFFICER
                              For: CHIEF EXECUTIVE

Cc:  Chief Accountant                Administrator of Stool Lands
     Minerals Commission             Office of the Administration of Stool Lands
     ACCRA                           ACCRA

                                            Lawfields
                                            C O N S U L T I N G
                                            #799/3, 5th Crescent
                                            Asylum Down, Accra (off Ring Road)
                                            PMB CT 244, Accra, Ghana
                                            Tel: (233.21) 240 649
                                            Fax: (233.21) 240 656
                                            E-mail: info@lawfieldsconsulting.com
                                            Website: www.lawfieldsconsulting.com

May 9, 2007


Mr. Al Conti,
Haber Inc.,
58 Medford Street,
Arlington, MA 02474.


Dear Mr. Al Conti,

PROSPECTING LICENCE AGREEMENT - HABER MINING GHANA LIMITED AND THE GOVERNMENT OF THE REPUBLIC OF GHANA.

We are glad to forward herewith the four (4) Prospecting Licence Agreements between Haber Mining Ghana Limited and the Government of the Republic of Ghana.

Also enclosed are the Eternity Transactions documents.

Please do not hesitate to inform us if you require any further information.

Yours faithfully,


[SIGNATURE ILLEGIBLE]
For: Elsie Addo (Ms.)
Managing Consultant

Encl.

                                            Lawfields
                                            C O N S U L T I N G
                                            #799/3, 5th Crescent
                                            Asylum Down, Accra (off Ring Road)
                                            PMB CT 244, Accra, Ghana
                                            Tel: (233.21) 240 649
                                            Fax: (233.21) 240 656
                                            E-mail: info@lawfieldsconsulting.com
                                            Website: www.lawfieldsconsulting.com

May 9, 2007


Mr. Al Conti,
Haber Inc.,
58 Medford Street,
Arlington, MA 02474.


Dear Mr. Al Conti,

PROSPECTING LICENCE AGREEMENT - HABER MINING GHANA LIMITED AND THE GOVERNMENT OF THE REPUBLIC OF GHANA.

We are glad to forward herewith the four (4) Prospecting Licence Agreements between Haber Mining Ghana Limited and the Government of the Republic of Ghana.

Also enclosed are the Eternity Transactions documents.

Please do not hesitate to inform us if you require any further information.

Yours faithfully,


[SIGNATURE ILLEGIBLE]
For: Elsie Addo (Ms.)
Managing Consultant

Encl.

                                            Lawfields
                                            C O N S U L T I N G
                                            #799/3, 5th Crescent
                                            Asylum Down, Accra (off Ring Road)
                                            PMB CT 244, Accra, Ghana
                                            Tel: (233.21) 240 649
                                            Fax: (233.21) 240 656
                                            E-mail: info@lawfieldsconsulting.com
                                            Website: www.lawfieldsconsulting.com

March 16, 2007

The Chief Executive
Minerals Commission
12 Switchback Road Residential Area
Cantonments
P.O. Box M 248
Accra-Ghana,


Dear Sir,

RE: CONVERSION OF RECONNAISSANCE LICENCE TO PROSPECTING LICENCE - HABER MINING GHANA LIMITED

We refer to your letters of March 14, 2007, on the above-referenced matter. We hereby forward a Bank of Ghana bank draft no. 820900 in the amount of sixty thousand United States dollars (US$60,000.00) being the total consideration fee for the conversion of Haber Mining (Gh) Limited's Reconnaissance Licence to Prospecting Licence for Datano, Asafo, Sankore and Akrodie areas respectively.

Kindly acknowledge receipt.

Yours, faithfully,

[SIGNATURE ILLEGIBLE]
For: Elsie Addo (Ms.)
Managing Consultant

Encl.

                                            Lawfields
                                            C O N S U L T I N G
                                            #799/3. 5th Crescent
                                            Asylum Down. Accra (off Ring Road)
                                            PMB CT 244. Accra. Ghana
                                            Tel: (233.21) 240 649
                                            Fax: (233.21) 240 656
                                            E-mail: info@lawfieldsconsulting.com
                                            Website: www.lawfieldsconsulting.com

March 16, 2007

The Chief Executive
Minerals Commission
12 Switchback Road Residential Area
Cantonments
P.O. Box M 248
Accra-Ghana,


Dear Sir,

RE: CONVERSION OF RECONNAISSANCE LICENCE TO PROSPECTING LICENCE - HABER MINING GHANA LIMITED

We refer to your letters of March 14, 2007, on the above-referenced matter. We hereby forward a Bank of Ghana bank draft no. 820900 in the amount of sixty thousand United States dollars (US$60,000.00) being the total consideration fee for the conversion of Haber Mining (Gh) Limited's Reconnaissance Licence to Prospecting Licence for Datano, Asafo, Sankore and Akrodie areas respectively.

Kindly acknowledge receipt.

Yours, faithfully,

[SIGNATURE ILLEGIBLE]
For: Elsie Addo (Ms.)
Managing Consultant

Encl.

                                            Lawfields
                                            C O N S U L T I N G
                                            #799/3. 5th Crescent
                                            Asylum Down, Accra (off Ring Road)
                                            PMB CT 244, Accra, Ghana
                                            Tel: (233.21) 240 649
                                            Fax: (233.21) 240 656
                                            E-mail: info@lawfieldsconsulting.com
                                            Website: www.lawfieldsconsulting.com

May 9, 2007


Mr. Al Conti,
Haber Inc.,
58 Medford Street,
Arlington, MA 02474.


Dear Mr. Al Conti,

PROSPECTING LICENCE AGREEMENT - HABER MINING GHANA LIMITED AND THE GOVERNMENT OF THE REPUBLIC OF GHANA.

We are glad to forward herewith the four (4) Prospecting Licence Agreements between Haber Mining Ghana Limited and the Government of the Republic of Ghana.

Also enclosed are the Eternity Transactions documents.

Please do not hesitate to inform us if you require any further information.

Yours faithfully,


[SIGNATURE ILLEGIBLE]
For: Elsie Addo (Ms.)
Managing Consultant

Encl.

[LOGO] MINERALS COMMISSION
       -------------------------------------------------------------------------
       #12 Switchback Road Residential Area, Cantoments
       P.O. Box M 248 Accra - Ghana
       Tel: (233-21) 772783/ 772786/ 773053/ 771318 Fax: (233-21) 773324
       Email: mincom@mincomgh.org
       website: www.mincomgh.org.

Our Ref:     PL.7/114                                             March 14, 2007

The Managing Director
Haber Mining (GH) Limited
P.O. Box KIA 16525
Cantonments, Accra
------------------

                               R E G I S T E R E D

Dear Sir,

                      CONVERSION OF RECONNAISSANCE LICENCE
                      ------------------------------------
                             TO PROSPECTING LICENCE
                             ----------------------

We refer to your application dated October 16, 2006 for the conversion of part of your Reconnaissance Licence to a Prospecting Licence in the Datano area of the Western Region and wish to inform you that the Commission has in accordance with Section 100(2) of the Minerals and Mining Act, 20064-Act 703) favourably recommended to the Minister of Lands, Forestry and Mines to grant you the licence.

Before the Minister issues the licence, you will be required to pay the following fees:

1. Consideration fee of US$15,000.00 (fifteen thousand United States Dollars) payable to the Minerals Commission; and

2. Annual Ground Rent of (cent)200,000.00 (two hundred thousand cedis) payable to the Administrator of Stool Lands, Office of the Administrator of Stool Lands, Accra.

We therefore request that you pay the fees specified above and notify us in writing and thereafter arrange for two competent officers of your company (with company's seal/stamp) to call at the offices of the Commission and sign all related documents after you have made full payment of the fees specified above.

The above terms remain open for a period of sixty (60) days from the date of this letter. If they are not accepted within the said period, your application for licence shall lapse.

                                Yours faithfully,


                                 /s/ Peter Awuah
                                  (PETER AWUAH)
                       PRINCIPAL PLANNING & POLICY OFFICER
                              For: CHIEF EXECUTIVE

Cc:  Chief Accountant                Administrator of Stool Lands
     Minerals Commission             Office of the Administration of Stool Lands
     ACCRA                           ACCRA

[LOGO] MINERALS COMMISSION
       -------------------------------------------------------------------------
       #12 Switchback Road Residential Area, Cantoments
       P.O. Box M 248 Accra - Ghana
       Tel: (233-21) 772783/ 772786/ 773053/ 771318 Fax: (233-21) 773324
       Email: mincom@mincomgh.org
       website: www.mincomgh.org.

Our Ref:     PL.7/116                                             March 14, 2007

The Managing Director
Haber Mining (GH) Limited
P.O. Box KIA 16525
Cantonments, Accra
------------------

                                R E G I S T E R E D

Dear Sir,

                      CONVERSION OF RECONNAISSANCE LICENCE
                      ------------------------------------
                             TO PROSPECTING LICENCE
                             ----------------------

We refer to your application dated October 16, 2006 for the conversion of part of your Reconnaissance Licence to a Prospecting Licence in the Akrodie area of the Brong Ahafo Region and wish to inform you that the Commission has in accordance with Section 100(2) of the Minerals and Mining Act, 2006 (Act 703) favourably recommended to the Minister of Lands, Forestry and Mines to grant you the licence.

Before the Minister issues the licence, you will be required to pay the following fees:

1. Consideration fee of US$15,000.00 (fifteen thousand United States Dollars) payable to the Minerals Commission; and

2. Annual Ground Rent of (cent)250,000.00 (two hundred and fifty thousand cedis) payable to the Administrator of Stool Lands, Office of the Administrator of Stool Lands, Accra.

We therefore request that you pay the fees specified above and notify us in writing and thereafter arrange for two competent officers of your company (with company's seal/stamp) to call at the offices of the Commission and sign all related documents after you have made full payment of the fees specified above.

The above terms remain open for a period of sixty (60) days from the date of this letter. if they are not accepted within the said period, your application for licence shall lapse.

                                Yours faithfully,


                                 /s/ Peter Awuah
                                  (PETER AWUAH)
                       PRINCIPAL PLANNING & POLICY OFFICER
                              For: CHIEF EXECUTIVE

Cc:  Chief Accountant                Administrator of Stool Lands
     Minerals Commission             Office of the Administration of Stool Lands
     ACCRA                           ACCRA

[LOGO] MINERALS COMMISSION
       -------------------------------------------------------------------------
       #12 Switchback Road Residential Area, Cantoments
       P.O. Box M 248 Accra - Ghana
       Tel: (233-21) 772783/ 772786/ 773053/ 771318 Fax: (233-21) 773324
       Email: mincom@mincomgh.org
       website: www.mincomgh.org.

Our Ref:     PL.7/117                                             March 14, 2007

The Managing Director
Haber Mining (GH) Limited
P.O. Box KIA 16525
Cantonments, Accra
------------------

                               R E G I S T E R E D

Dear Sir,

                      CONVERSION OF RECONNAISSANCE LICENCE
                      ------------------------------------
                             TO PROSPECTING LICENCE
                             ----------------------

We refer to your application dated October 16, 2006 for the conversion of part of your Reconnaissance Licence to a Prospecting Licence in the Sankore area of the Brong Ahafo Region and wish to inform you that the Commission has in accordance with Section 100(2) of the Minerals and Mining Act, 2006 (Act 703) favourably recommended to the Minister of Lands, Forestry and Mines to grant you the licence.

Before the Minister issues the licence, you will be required to pay the following fees:

1. Consideration fee of US$15,000.00 (fifteen thousand United States Dollars) payable to the Minerals Commission; and

2. Annual Ground Rent of (cent)226,000.00 (two hundred and twenty six thousand cedis) payable to the Administrator of Stool Lands, Office of the Administrator of Stool Lands, Accra.

We therefore request that you pay the fees specified above and notify us in writing and thereafter arrange for two competent officers of your company (with company's seal/stamp) to call at the offices of the Commission and sign all related documents after you have made full payment of the fees specified above.

The above terms remain open for a period of sixty (60) days from the date of this letter. If they are not accepted within the said period, your application for licence shall lapse.

                                Yours faithfully,


                                 /s/ Peter Awuah
                                  (PETER AWUAH)
                       PRINCIPAL PLANNING & POLICY OFFICER
                              For: CHIEF EXECUTIVE

Cc:  Chief Accountant                Administrator of Stool Lands
     Minerals Commission             Office of the Administration of Stool Lands
     ACCRA                           ACCRA

[LOGO] MINERALS COMMISSION
       -------------------------------------------------------------------------
       #12 Switchback Road Residential Area, Cantoments
       P.O. Box M 248 Accra - Ghana
       Tel: (233-21) 772783/ 772786/ 773053/ 771318 Fax: (233-21) 773324
       Email: mincom@mincomgh.org
       website: www.mincomgh.org.

Our Ref:     PL.7/115                                             March 14, 2007

The Managing Director
Haber Mining (GH) Limited
P.O. Box KIA 16525
Cantonments, Accra
------------------

                               R E G I S T E R E D

Dear Sir,

                      CONVERSION OF RECONNAISSANCE LICENCE
                      ------------------------------------
                             TO PROSPECTING LICENCE
                             ----------------------

We refer to your application dated October 16, 2006 for the conversion of part of your Reconnaissance Licence to a Prospecting Licence in the Asafo area of the Western Region and wish to inform you that the Commission has in accordance with
Section 100(2) of the Minerals and Mining Act, 2006 (Act 703) favourably recommended to the Minister of Lands, Forestry and Mines to grant you the licence.

Before the Minister issues the licence, you will be required to pay the following fees:

1. Consideration fee of US$15,000.00 (fifteen thousand United States Dollars) payable to the Minerals Commission; and

2. Annual Ground Rent of (cent)266,000.00 (two hundred and sixty six thousand cedis) payable to the Administrator of Stool Lands, Office of the Administrator of Stool Lands, Accra.

We therefore request that you pay the fees specified above and notify us in writing and thereafter arrange for two competent officers of your company (with company's seal/stamp) to call at the offices of the Commission and sign all related documents after you have made full payment of the fees specified above.

The above terms remain open for a period of sixty (60) days from the date of this letter. If they are not accepted within the said period, your application for licence shall lapse.

                                Yours faithfully,


                                /s/ Peter Awuah
                                  (PETER AWUAH)
                       PRINCIPAL PLANNING & POLICY OFFICER
                              For: CHIEF EXECUTIVE

Cc:  Chief Accountant                Administrator of Stool Lands
     Minerals Commission             Office of the Administration of Stool Lands
     ACCRA                           ACCRA

[STAMPS OMITTED]

T H I S A G R E E M E N T is made the 5th day of April 2007. BETWEEN THE GOVERNMENT OF THE REPUBLIC OF GHANA (hereinafter called "THE GOVERNMENT") acting by PROF. DOMINIC K. FOBIH, the Minister of Lands, Forestry and Mines (hereinafter called "THE MINISTER") of the One Part and HABER MINING GHANA LIMITED having its registered address at 4TH CIRCULAR CLOSE, SSNIT ESTATES, CANTONMENTS-ACCRA, P.O. BOX K.I.A. 16525, ACCRA, GHANA (hereinafter called "THE COMPANY") of the Other Part.
W H E R E A S:
--------------
A. It is Government's policy to take all such steps as it deems appropriate and effective for prospecting for minerals in the Republic of Ghana and for producing gold and base metals hereby ensuring that the maximum possible benefits accrue to the nation from the exploitation of its mineral resources;
B. In pursuit of the above policy Government desires to secure the co-operation of Companies which possess the necessary financial and managerial qualifications and skills for carrying out mineral operations;
C. The Company, which warrants its financial, technical and managerial competence for undertaking mineral operations has declared itself willing to engage in prospecting operations in Ghana on the understanding that it shall bear the risk and cost of such prospecting operations and on establishing that there are good prospects for undertaking commercial mining operations it may apply for and be granted a mining lease subject to the provisions of the Minerals and Mining Act, 2006 (Act 703);
WITNESSESS AS FOLLOWS:
----------------------
1. The Government hereby grants unto the Company the right and licence to Prospect for and prove gold and base metals under or in the area described in the Schedule hereto and demarcated on the map which forms part of this AGREEMENT (hereinafter called "the Licence Area") excluding any parts to be relinquished from time to time for a term of TWO (2)YEARS from the 5th day of April 2007 with a right of extension as hereinafter provided.

2.   RIGHTS OF THE COMPANY:
     ----------------------
     a. The Company shall have the right to conduct such geological and geophysical investigations in the Licensed Area, as it considers necessary to determine an adequate quantity of geologically proven and mineable reserve of gold and base metals.
     b. The Company may exercise all or any of the rights and powers granted hereunder through agents, independent contractors or sub-contractors.
     c. The Company shall not conduct any operations in a sacred area and shall not without the prior consent of the Minister conduct any operations:
          i. within twenty metres of any building, installations, reservoir, dam, public road, railway or area appropriated for a railway; or
          ii. in an area occupied by a market, burial ground, cemetery or within a town or village or an area set apart for, used, appropriated or dedicated to a public purpose.
     d. Nothing contained in this Agreement shall be deemed to permit the Company to dispense with the necessity of applying for and obtaining any permit or authority, which the Company may be required by law or regulation to obtain in respect of any works and/or activities to be carried out hereunder.
3.   RIGHTS OF THIRD PARTIES:
     ------------------------
     a. The Government reserves the right to grant licences to third parties for prospecting or to enter into Agreements for the production of minerals other than gold and base metals in the Licensed Area, provided that any such activity shall not unreasonably interfere with the rights granted to the Company hereunder.

     b. The Company shall not hinder or prevent members of the local population from exercising the following customary rights and privileges in or over the Licensed Area:
          i.   to hunt game
          ii.  to gather firewood for domestic purposes
          iii. to collect snails
          iv.  to till and cultivate farms
          v. to observe rites in respect of groves and other areas held to be sacred.
          Provided always that where the exercise of these customary rights and privileges unduly interferes with or obstructs the operations of the Company hereunder, the Company shall make arrangements with members of the said local population for the limitation or waiver of such rights and privileges, such arrangements to include the payment of compensation where necessary. The Government shall furnish such assistance as is reasonably required in the making of such arrangements.
4.   CONDUCT OF OPERATIONS:
     ----------------------
     a. The Company shall conduct all of its operations hereunder with due diligence, efficiency and economy to the maximum extent possible consistent with good mining industry practice and in a proper workmanlike manner observing sound technical and engineering principles and practices, using appropriate modern and effective equipment, machinery, materials and methods and to pay particular regard to the protection of the environment.
     b. The Company shall maintain all equipment in good repair and all pits and trenches and all excavated areas in safe and good condition and take all practicable steps:-

          i.   to prevent damage to adjoining farms and villages;
          ii. to avoid damage to trees, crops, building, structures and other property in the Licensed Area except that where the damage is unavoidable the Company shall pay fair and reasonable compensation.
          The Company shall provide and maintain in good repair and proper condition roads, gates, stiles and fences for the convenient occupation of the surface of the Licensed Area.
     c. The Company shall use its best efforts to exercise its rights and powers granted by this Agreement in such manner as not to cause interference with or avoidable obstruction or interruption to the felling of timber by the licensed timber operators within the Licensed Area and the Government shall furnish assistance to the Company to make appropriate arrangements with such operators to permit the prospecting programme to proceed without interference or delay.
5.   WORKING OBLIGATIONS:
     --------------------
     a. The Company shall with due diligence and by means of modern geological, geophysical and other methods normally associated with mineral prospecting and within three months of the date of this Agreement or at such other time as the Minister may specify, commence prospecting operations with a view to establishing the existence of gold and base metals in economic quantities.
     b. The Company, having prior to the commencement of this Agreement submitted its programme of work to the Government, shall carry out its operations in accordance with the programme and the Chief Executive of the Minerals Commission, Head of the Inspectorate Division of the Minerals Commission or any other officer authorized by the Government shall from time to time inspect the operations to ensure that the Company does so.

     c. The Company shall diligently continue to carry out its operations hereunder and shall spend as actual direct prospecting expenditure not less than the minimum amounts specified in its work programme.
     d. If on the termination or expiration of this Agreement for any reason other than force majeure the Company shall not have spent the amounts specified in the work programme, the difference between the amount actually expended and the stipulated minimum for the year in which termination or expiration takes place shall be paid to the Government within thirty days after the date of such termination or expiration provided that if the termination shall be occasioned by force majeure or upon adequate proof, by the Company that gold and base metals mineralization does not exist in sufficient quantities in the area to warrant completion of the work programme, the Company shall not be liable to pay to the Government any difference on the stipulated minimum expenditure.
6.   NOTIFICATION OF DISCOVERY OF OTHER MINERALS:
     --------------------------------------------
     The Company shall report forthwith to the Minister, the Head of the Inspectorate Division of the Minerals Commission, the Director of Geological Survey and the Chief Executive of the Minerals Commission the discovery in the Licensed Area of any other minerals and the Company shall be given the first option to prospect further and to work the said minerals subject to satisfactory arrangements between the Government and the Company.
7.   SAMPLE:
     -------
     a. The Company shall not during the currency of this Agreement destroy, except in analyses, any cores or samples obtained from the Licensed Area without the prior written consent of the Director of Ghana Geological Survey.

     b. The Company shall provide the Director of Ghana Geological Survey and the Head of the Inspectorate Division of the Minerals Commission with such samples from the Licensed Area as they may from time to time reasonably request.
     c. All cores and samples obtained from the Licensed Area shall be delivered to the Director of Ghana Geological Survey on the termination of this Agreement and in the event of the Company not obtaining a mining lease.
8.   RECORDS:
     --------
     a. The Company shall maintain at its registered Office copies of the following:-
          i. full and complete records and books of account relating to the prospecting programme.
          ii. the detailed results and analysis of all surveys, boring, pitting, investigations and other testing conducted pursuant to the provisions of this Agreement.
     b. The records referred to in the foregoing paragraph shall include copies of all geological, geophysical, geochemical, drilling and pitting reports relating to the Licensed Area and all maps, drawings and diagrams pertaining to these reports.
     c. The said records, with the exception of proprietary technical information, shall be made available for inspection at reasonable times without delaying work on the prospecting programme, by the Head of the Inspectorate Division of the Minerals Commission and the Chief Executive of the Minerals Commission or their representatives, upon request, and shall be retained in Ghana, unless removed with Government's consent.
     d. Failure to keep such records and to produce them for inspection upon receipt of reasonable notice shall constitute just cause for the cancellation of this Licence.

     e. Copies of the aforementioned records shall be delivered to the Chief Executive of the Minerals Commission and the Head of the Inspectorate Division of the Minerals Commission on the termination of this Agreement and in the event of the Company not obtaining a mining lease in respect of the Licensed Area.
9.   REPORTS:
     --------
     a. The Company shall furnish to the Head of the Inspectorate Division of the Minerals Commission, the Director of Ghana Geological Survey and the Chief Executive of the Minerals Commission, not later than the 15th of each third month, a report giving a general description of the work done by the Company in the preceding quarter and containing a description accompanied by a sketch plan of the areas where gold and base metals or any other minerals were found, particulars of the type of minerals found and the number and weight of samples taken, if any.
     b. The Company shall furnish to the Head of the Inspectorate Division of the Minerals Commission, Chief Executive of the Minerals Commission and the Director of Ghana Geological Survey not later than sixty days after the end of each calendar year, an Annual Report in such form as may be prescribed.
     c. All records, reports, plans and information which the Company is required to supply to the Government and its agents pursuant to the provisions of this Agreement shall be supplied at the expense of the Company.
     d. Any information or material supplied by the Company to the Government pursuant to the provisions of this Agreement shall be treated by the Government, its Officers and agents as confidential and shall not be revealed to third parties except with the consent of the Company (which consent shall not be unreasonably withheld) for a period of 12 months with respect to technical information and 36 months with respect to financial information from the date of submission of such information. The Government and persons authorized by the Government may nevertheless use any such information received from the Company for the purpose of preparing and publishing general reports on minerals in Ghana.
10.  FINANCIAL OBLIGATION:
     ---------------------
     a.   The Company shall pay to the Government:
          i. in consideration of the grant of the right of prospecting for gold and base metals in the Licensed Area an amount of US$15,000.00 (fifteen thousand U.S. Dollars) within 30 days from the date of this Agreement.
          ii. a yearly rent of (cent)266,000.00 (two hundred and sixty six thousand cedis).
     b. Payment of the rent specified in the foregoing paragraph shall be made yearly in advance, the first year's payment having been made before the execution of this Agreement.
11.  ASSIGNMENT, MORTGAGE, ETC:
     --------------------------
     a. The Company shall not assign, mortgage, sublet or otherwise transfer any interest in the Licensed Area without the prior written consent of the Government.
     b. The Government may impose such conditions on the giving of such consent as it thinks fit.
12.  SURRENDER OF PART OF LICENSED AREA:
     -----------------------------------
     a. The Company may surrender at any time and from time to time by giving not less than three months' notice to the Head of the Inspectorate Division of the Minerals Commission and the Chief Executive of the Minerals Commission, all its rights hereunder in respect of any part or parts of the Licensed Area. The Company shall be relieved of all obligations in respect of the part or parts of the Licensed Area so surrendered except those obligations, which accrued prior to the effective date of surrender.

     b. The Company shall leave the part of the Licensed Area surrendered and everything thereon in a safe condition. The Company shall take all reasonable measures to restore the surface of such part of the Licensed Area surrendered and all structures thereon not the property of the Company to their original condition. In the event that the Company fails to do so, the Head of the Inspectorate Division of the Minerals Commission shall make such part and everything thereon safe and in good condition at the expense of the Company.
13.  EXTENSION OF LICENCE:
     ---------------------
     a. If the Company applies in writing to the Minister not less than three months before the expiration of this Agreement for an extension of the licence hereof and if the Company shall not be in default at that time in the performance of any of its obligations hereunder the Company may, subject to the provisions of the Act, be granted an extension for a period not exceeding three years upon such terms and conditions as the parties may agree.
     b. The Company shall, prior to the or at the expiration of the. initial term, surrender not less than half the number of blocks of the prospecting area so long as a minimum of one hundred blocks remain subject to the licence and the blocks form not more than three discrete areas each consisting of a single block, or a number of blocks each having a side in common with at least one other block in that area.
14.  RE-ENTRY BY GOVERNMENT:
     -----------------------
     If the operations and activities of the Company in accordance with the prospecting programme shall cease in the Licensed Area before the same have been completed and if such cessation shall be due entirely to the fault of the Company, the Government may, upon giving the notice and following the procedure required in paragraph 15 below, re-enter the Licensed Area and take possession of all buildings, erections, plants and materials thereon without compensation to the Company (such right of entry not to prejudice any additional remedy of the Government), and thereupon the Agreement shall terminate.
15.  TERMINATION BY THE GOVERNMENT:
     ------------------------------
     a. The Government may, subject to the provisions of this paragraph, terminate this Agreement if any of the following events shall occur:
          i. the Company shall fail to make any of the payments described in this Agreement on the payment date; or
          ii. the Company shall contravene or fail to comply with any other condition of this Agreement; or
          iii. the Company shall become insolvent or commit any act of bankruptcy or enter into any agreement or composition with its creditors or take advantage of any law for the benefit of debtors or go into liquidation, whether compulsory or voluntary, except for the purposes of reconstruction or amalgamation; or
          iv. the Company knowingly submits any false statement to the Government in connection with this Agreement.
     b. If and whenever the Government decides to terminate this Agreement pursuant to clauses (i) and (ii) of the preceding sub paragraph, the Government shall give the Company notice specifying the particular contravention or failure and permit the Company to remedy the same within sixty days of such notice.
     c. If the Company shall fail to remedy an event specified in clauses (i) and (ii) of sub-paragraph (a) of this paragraph within the stated period, or an event specified in clauses (iii) and (iv) of the said sub-paragraph shall occur, the Government may by notice to the Company terminate this Agreement.

     d. Upon termination of this Agreement by the Government every right of the Company hereunder shall cease (save as specifically otherwise provided hereunder) but subject nevertheless and without prejudice to any obligation or liability imposed or incurred under this Agreement or applicable law prior to the effective date of termination.
     e. No delay or omission or course of dealing by the Government shall impair any of its rights hereunder or be construed to be a waiver of an event specified in sub-paragraph (a) of this paragraph or acquiescence therein.
16.  ASSETS ON TERMINATION OR EXPIRATION:
     ------------------------------------
     (a) The Company may within six months of the termination of the Mining Lease or a further period allowed by the Minister, remove the mining plant if the mining plant is removed solely for the purpose of use by the Company or a person deriving title through the Company, in another relevant mining activity in the Country.
     (b) A mining plant not removed by the Company within two months after the Minister gives notice to the Company at anytime after expiration of the period referred to in subsection (a), shall vest in the Republic on the expiration of the two-month notice period.
     (c) Nothing in this Agreement removes or diminishes an obligation that the Company may have under the Minerals and Mining Act, 2006, (Act 703), another enactment or a condition of this Agreement to remove a mining plant and rehabilitate the land.
     (d) Notwithstanding the foregoing, the Minister, may by notice to the Company require the removal or destruction of any assets of the Company in the Leased Area, and if the Company does not remove or destroy such assets within a period of thirty (30) days from the date of the Minister's notice to that effect, the Minister shall cause such removal or destruction at the expense of the Company.

     (e) The Company shall take all reasonable measures to ensure that all of the assets to be offered for sale to the Government or transferred to the Government in accordance with this paragraph shall be maintained in substantially the same condition in which they were at the date of the termination or the date on which the Company reasonably knew that such termination would occur and any such assets shall not be disposed of, dismantled or destroyed except as specifically provided for in this paragraph.
     (f) Upon the termination or expiration of this Agreement, the Company shall leave the Lease Area and everything thereon in good condition, having regard to the ecology, drainage, reclamation, environmental protection, health and safety; provided however that the Company shall have no obligation in respect of areas where the Company has not undertaken any work or which have not been affected by the Company's operations. In this connection, unless the Head of the Inspectorate Division of the Minerals Commission otherwise directs, the Company shall, in accordance with good mining practices, fill up or fence and make safe all holes and excavations to the reasonable satisfaction of the Head of the Inspectorate Division of the Minerals Commission. In addition the Company shall take all reasonable measures to leave the surface of the Lease Area in usable condition and to restore all structures thereon not the property of the Company to their original condition. In the event that the Company fails to do so, the Minister shall restore and make safe the Lease Area and everything thereon at the expense of the Company.
     (g) The Company shall have the right to enter upon the Lease Area for the aforesaid purposes, subject to the rights of surface owners or others, for a period of six (6) months from the effective date of the termination or such longer period as the Minister may decide.
     (h) On the termination of this Agreement, the Company shall deliver to the Minister the records which the Company is obliged to maintain under the Minerals and Mining Act, 2006, (Act 703); the plans and maps of the area covered by the mining lease prepared by the Company; and other documents, including in electronic format, if available that relate to the mineral right.
17.  FORCE MAJEURE:
     --------------
     a. Failure on the part of the Company to comply with any of the terms and conditions hereof (except the obligations to make payment of monies to the Government) shall not be grounds for cancellation or give the Government any claim for damages in so far as such failure arises from force majeure, the Company having taken all appropriate precautions, due care and reasonable alternative measures with the objective of avoiding such failure and of carrying out its obligations hereunder. The Company shall take all reasonable measures to remove such inability to fulfil the obligations hereunder with the minimum of delay.
     b. For purposes of this paragraph force majeure includes acts of God, war, insurrection, earthquake, storm, flood or other adverse weather condition but shall not include any event caused by the failure to observe good mining industry practice or by the negligence of the Company or any of its employees or contractors.
     c. The Company shall notify the Minister within twenty-four hours of an event of force majeure affecting its ability to fulfil the terms and conditions hereof.
     d. The period of this Agreement shall be extended for a period of time equal to the period or periods during which the company was affected by any of the conditions set forth in sub-paragraph (b) of this paragraph, but not to exceed six months in the aggregate.

18.  FOREIGN EXCHANGE:
     -----------------
     a. Subject to sub-paragraph (b) of this paragraph the Company shall, during the term of this Agreement and so long as it does not derive any revenue from its operations hereunder, finance such operations in the following manner:
          I. by converting to Ghana currency through authorized dealers such amounts of foreign currency as will be sufficient to cover the Company's operating expenses required to be paid in Ghana currency including any payments to the Government and third parties provided that the terms of any loans obtained abroad shall be in conformity with currency international commercial and monetary conditions and that prior notice of such loans and advances shall be furnished to the Bank of Ghana.
          ii. By directly purchasing and/or hiring abroad as is necessary for conducting the prospecting programme with its foreign currency funds and importing to and/or using in Ghana freely and without restrictions such machinery, equipment, materials and services of any nature whatsoever as will be required by the Company for its operations hereunder.
     b. The Company may be required to pay all its rentals and other licensing fees to the Government in dollars or other freely convertible currency, or such currencies as shall be specified by the Bank of Ghana.
     c. All conversions of currrency shall be made at the prevailing official rates of exchange.

19.  PRODUCTION AGREEMENT:
     ---------------------
     If upon the expiration of this Agreement the Company shall have carried out its obligations hereunder to the satisfaction of the Government and shall have successfully established to the Government that the development of a mine from ore reserves established within the Licensed Area is economically and financially feasible, then the Government shall grant to the Company the first option to (i) acquire a lease for the purposes of mining in the Licensed Area, and (ii) participate in a mining project in the Licensed Area subject to negotiation with the Government of satisfactory terms for such licence and participation
20.  NOTICE:
     -------
     Any application, notice, consent, approval, direction, or instruction hereunder shall be in writing and shall be served by hand or by registered mail. Delivery by hand shall be deemed to be effective when made, and delivery by registered mail shall be deemed to be effective at such time as it would in the ordinary course of registered mail be delivered to the addressee. Until changed by appropriate notice, the Company's address in Ghana is its registered office as set forth above and the addresses of the Government officials are as follows:
     i. The Hon. Minister, Ministry of Lands, Forestry and Mines, P.O. Box M.212, Accra.
     ii. The Head of the Inspectorate Division of the Minerals Commission, Mines Department, P.O. Box 3634, Accra
     iii. The Director, Ghana Geological Survey, P.O. Box M.80, Accra
     iv.  The Chief Executive, Minerals Commission, P.O. Box M.248, Accra
     v.   The Director, Survey Department, P.O. Box 191, Accra
     vi.  The Governor, Bank of Ghana, P.O. Box 2674, Accra.
21.  ARBITRATION:
     ------------
     Subject to the provisions hereof, if any time during the continuance of this Agreement or after its termination any question or dispute arises

                             CONVERSION APPLICATION


                  SEFWI ASAFO - AKRODIE RECONNAISSANCE LICENCE


                                       TO


                           SANKORE PROSPECTING LICENCE


                                       BY


                           HABER MINING GHANA LIMITED





          Prepared by:
          Haber Mining Ghana Ltd
          January, 2007.

INTRODUCTION
Haber Mining Ghana Limited requests the conversion of the Sefwi Asafo - Akrodie Reconnaissance Licence to four prospecting licence on the basis of the accompanying plans and coordinate lists. The conversion aims at following up on work begun in the licence area during the reconnaissance stage from which positive indications have been received in several areas.

The Sankore prospecting licence is one of the four prospecting licences converted from the Sefwi Asafo - Akrodie reconnaissance licence. The Sankore prospecting licence covers an area of 112.7km2 and its boundaries are defined by the fifteen (15) points listed in the table below.

                         Coordinates of Licence Pillars
--------------------------------------------------------------------------------
                         Block A
--------------------------------------------------------------------------------
 Pillar                  Latitude                         Longitude
--------------------------------------------------------------------------------
    1                    6(degree) 30' 00"                2(degree) 35' 20"
--------------------------------------------------------------------------------
    2                    6(degree) 30' 00"                2(degree) 32' 40"
--------------------------------------------------------------------------------
    3                    6(degree) 28' 45"                2(degree) 32' 40"
--------------------------------------------------------------------------------
    4                    6(degree) 28' 50"                2(degree) 30' 05"
--------------------------------------------------------------------------------
    5                    6(degree) 30' 00"                2(degree) 30' 02"
--------------------------------------------------------------------------------
    6                    6(degree) 30' 00"                2(degree) 28' 08"
--------------------------------------------------------------------------------
    7                    6(degree) 25' 00"                2(degree) 28' 08"
--------------------------------------------------------------------------------
    8                    6(degree) 25' 00"                2(degree) 25' 00"
--------------------------------------------------------------------------------
    9                    6(degree) 21' 20"                2(degree) 25' 00"
--------------------------------------------------------------------------------
    10                   6(degree) 21' 20"                2(degree) 25' 54"
--------------------------------------------------------------------------------
    11                   6(degree) 24' 30"                2(degree) 28' 50"
--------------------------------------------------------------------------------
    12                   6(degree) 25' 05"                2(degree) 30' 35"
--------------------------------------------------------------------------------
    13                   6(degree) 24' 17"                2(degree) 32' 40"
--------------------------------------------------------------------------------
    14                   6(degree) 25' 09"                2(degree) 32' 42"
--------------------------------------------------------------------------------
    15                   6(degree) 26' 52"                2(degree) 32' 12"
--------------------------------------------------------------------------------

The reconnaissance stream sediment sampling program over the Sefwi-Asafo-Akrodie concession was successful in detecting anomalous gold values in a number of localities in the north eastern portion of the southern block. The conversion of this portion of the reconnaissance licence to a prospecting licence is to enable Haber carry out additional and more detailed exploration work not legally permissible on a reconnaissance licence.


GEOLOGY
The northern half of the concession features thick sequences of Birimian volcanic flows and metamorphics. The volcanic flow units consist mainly of andestic units with minor felsic volcanic units. The Birimian metamorphics are highly metamorphosed units, interpreted to be mainly metasediments and volcaniclastcs with minor intercalating mafic volcanics. Minor dioritic intrusives often described as porphyries and dykes occur in the metavolcanics and metasediments.

The southern half of the concession is dominated by granitoid batholith. The batholith, mapped as the belt -type intrusive complex, range from diorite through granodiorite to trondhjemite and quartz monzonite. They are characteristically hornblende - bearing and porphritic.

Major faults systems, which are typically NE trending, form prominent structural features in the central part of the concession. The faults appear to be localized along the contact of the metavolcanics and metasediments with the large intrusive granitoid complex to the south. In addition to this dominant structural feature, E-W, N-S and NW-SE oriented structural features are also common.

GOLD MINERALIZATION
From a structural perspective, the most prospective zones in the concession area are along the NE trending structural feature; areas that he along the N-S trending lineaments are also prospective.


Exploration will target areas where E-W and N-S trending lineaments crosscut the major regional-scale NE trending structural feature. The concession area can be considered to host good potential for following styles gold mineralization:
     o metasediment and metavolcanic hosted gold - quartz veins genetically related to major NE-NNE, and N-S trending structures.
     o quartz veins and associated disseminated sulphides in Birimian metavolcanics.
     o quartz vein and stockwork systems in intensely deformed and highly altered intrusives as seen in the Ntotoroso and Kenyase areas in the Yamfo district.

PLANNED WORK PROGRAM
The initial phase of work (Phase 1) will be dominated by geochemical sampling (stream sediment, soil, auger), geological and regolith mapping, structural interpretation as well as trenching.

Phase 2 works will involve detailed soil sampling, trenching, ground geophysical surveys, RAB and RC drilling programs. Details of the work program are outlined below.

PHASE I

     o    Replicate and Check Stream Sediment Sampling
          --------------------------------------------
     A couple of stream sediment samples in anomalous catchments in the concession area yielded gold counts above 10 in panned concentrates but returned low Au assay values. The gold contents and gold counts in stream sediments point to a bedrock source which remained to be explained by soil results. Fine fraction materials (minus 180 micron) will be collected from previous sampling sites and analyzed for gold by fire assay with AAS finish. Anomalous sites will be also be revisited for follow-up sampling.

     o    Geochem Anomaly Follow-up Sampling
          ----------------------------------
     All areas of anomalous stream sediment geochem and areas with up to 10 gold counts in stream sediment will be investigated by soil geochemistry. Initial sampling will be on a grid spacing of 50 X 200m and this will be infilled possibly to 100m as necessary.

     The sampling techniques and analytical methods will aim at enhancing anomaly to background contrast. Minus 80 mesh fractions will be analyzed for Au by fire assay with AAS finish for all soil samples. Bulk soil Au analysis will be done on selected samples particularly in anomalous zones.

     o    Deep (auger) Sampling
          ---------------------
     Deep sampling with hand auger across low level (+20ppb) anomalies and in areas covered by gold-bearing alluvium and colluvium will be undertaken to define targets for follow up work.

     o    Geological Mapping
          ------------------
     Detailed geological mapping aimed at compiling a detailed concession-scale geological map will be undertaken. This will be combined with the interpretation of landsat, digital terrain model and airborne geophysical data to produce a more detailed geological/structural framework for mineralization in the concession area.

     o    Regolith Mapping
         ----------------
     Regolith mapping will be conducted over the entire concession. The distribution of laterites and transported regolith materials and their effects on geochemical response in the concession area will be studied. A comprehensive geological and regolith map will be produced to aid in the interpretation of soil results.

     o    Trenching
          ---------
     Dependent on the result of soil sampling and hand augering, trenching will be undertaken on significant anomalies generated. Typically, this will be on initial spacing of 200m but would be in-filled as necessary.

     PHASE 2

     o    Soil Sampling - Detailed
          ------------------------
     Soil sampling on a grid spacing of 50m x 100m will be continued. This will aid in better definition of specific anomalies located during the phase 1 work.

     o    Trenching
          ---------
     Additional trenching will be carried out on refined soil anomalies prior to RC drilling follow up.


     o    Ground Geophysical Surveys
          --------------------------
     Ground geophysical surveys will be carried out to prioritize drill targets and to assist in better definition of bedrock structure of interest. IP and ground magnetic surveys are envisaged.



     o    Drilling (RAB, RC)
          ------------------
     The initial drilling will probably consist of RAB drilling (approx 5000m), which will provide cheap and reliable data on gold values to shallow depths of 30-50m.

     Dependent on results from trenching and RAB drilling, preliminary RC drilling program will be carried out and if positive would continue into resource definition.

9.   PROJECTED EXPENDITURE

The budget proposed for the two phases of exploration work in the initial 2-year period is outlined below:


PHASE I
--------------------------------------------------------------------------------
               Proposed Work and Cost items                       Anticipated
                                                               Expenditures, USD
--------------------------------------------------------------------------------
Replicate Stream Sediment Sampling + analytical cost                   3500
--------------------------------------------------------------------------------
Soil Sampling incl. analytical costs                                  12000
--------------------------------------------------------------------------------
Hand Auger Sampling incl. analytical costs                            10000
--------------------------------------------------------------------------------
Geological and Regolith Mapping                                        5000
--------------------------------------------------------------------------------
Airborne Geophysics / Remote Sensing                                   7500
--------------------------------------------------------------------------------
Trenching incl. analytical cost                                       10000
--------------------------------------------------------------------------------
Field Equipments / Supplies                                            5000
--------------------------------------------------------------------------------
Accommodation and Travels                                              5000
--------------------------------------------------------------------------------
Vehicles                                                             15,000
--------------------------------------------------------------------------------
Tenement Administration                                               17000
--------------------------------------------------------------------------------
Crop Compensation                                                     5,000
--------------------------------------------------------------------------------
General Administration Costs                                           5000
--------------------------------------------------------------------------------
Salaries and Wages                                                    15000
--------------------------------------------------------------------------------
                                           PHASE 1 TOTAL             115000
--------------------------------------------------------------------------------


PHASE 2
--------------------------------------------------------------------------------
                                 Item                         Projected Cost US$
--------------------------------------------------------------------------------
Soil Sampling incl. analytical cost                                    5000
--------------------------------------------------------------------------------
Trenching incl. analytical costs                                      10000
--------------------------------------------------------------------------------
Ground Geophysical Surveys                                             5000
--------------------------------------------------------------------------------
RAB drilling incl. analytical costs                                   35000
--------------------------------------------------------------------------------
RC drilling incl. analytical costs                                    70000
--------------------------------------------------------------------------------
Field Equipment / Supplies                                            10000
--------------------------------------------------------------------------------
Accommodation and Travel                                               5000
--------------------------------------------------------------------------------
Vehicles                                                              15000
--------------------------------------------------------------------------------
Tenement Administration                                                2000
--------------------------------------------------------------------------------
General Administration Cost                                            5000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Crop Compensation                                                      8000
--------------------------------------------------------------------------------
Salaries and Wages                                                    15000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               PHASE 2 TOTAL         185000
--------------------------------------------------------------------------------
GRAND TOTAL (Phase 1 + Phase 2)                                     300,000
--------------------------------------------------------------------------------

                                 PROJECT SCHEDULE - SANKORE PL
-------------------------------------------------------------------------------------------------
                                      1    2    3    4    5    6    7    8    9    10   11   12
-------------------------------------------------------------------------------------------------
      PHASE 1
-------------------------------------------------------------------------------------------------
Stream Sediment Sampling              .....
-------------------------------------------------------------------------------------------------
Soil Geochemistry                          .........................
-------------------------------------------------------------------------------------------------
Hand Auger Drilling                                            ...............
-------------------------------------------------------------------------------------------------
Geological Mapping                    ...........................................................
-------------------------------------------------------------------------------------------------
Regolith Mapping                           ........................................
-------------------------------------------------------------------------------------------------
Trenching                                                                          ..............
-------------------------------------------------------------------------------------------------
                                      13   14   15   16   17   18   19   20   21   22    23   24
-------------------------------------------------------------------------------------------------
      PHASE 2
-------------------------------------------------------------------------------------------------
Soil Sampling - Detailed              ..........
-------------------------------------------------------------------------------------------------
Ground Geophysical Studies                 ...............
-------------------------------------------------------------------------------------------------
Trenching                                            ....................
-------------------------------------------------------------------------------------------------
Drilling (RAB)                                                 ..........
-------------------------------------------------------------------------------------------------
Drilling - Preim RC                                                      ..........
-------------------------------------------------------------------------------------------------
Database Compilation, Review &                                           ........................
Reporting
-------------------------------------------------------------------------------------------------

                                 [MAP OMITTED]
     be the Chairman and shall be appointed by the two arbitrators representing each party.

22.  GOVERNING LAW:
     --------------
     This Agreement shall be governed by, construed and interpreted in accordance with the laws of Ghana.
23.  HEADINGS:
     ---------
     The headings given to paragraphs in this Agreement are for convenience only and shall not affect the construction or interpretation of this Agreement.

                         THE SCHEDULE ABOVE REFERRED TO:
                         -------------------------------
     All that piece or parcel of land containing an approximate area of 112.7 square kilometres lying to the North of Latitudes 6(degree)21'20", 6(degree)24'30", 6(degree)25'05", 6(degree)24'17", 6(degree)25'09" and
     6(degree)26'52", South of Latitudes 6(degree)30'00", 6(degree)28'45", 6(degree)28'50" and 6(degree)25' 00"; East of Longitude 2(degree)35'20", 2(degree)30'05" 2(degree)30'02", 2(degree)25'54, 2(degree)28'50",
     2(degree)30'35", 2(degree)32'40", 2(degree)32'42" and 2(degree)32'12"; West of Longitudes 2(degree)32'40", 2(degree)28'08" and 2(degree)25'00" in the Asunafo District of the Brong Ahafo Region of the Republic of Ghana which piece or parcel of land is more particularly delineated on the plan annexed hereto for the purposes of identification and not of limitation.

IN WITNESS WHEREOF the parties hereto have executed this Agreement the day and year first above written.


SIGNED AND SEALED with the SEAL of         ]
the Ministry of Lands, Forestry and        ]
Mines and DELIVERED by the said            ]
PROF. DOMINIC K. FOBIH                     ]       /s/ [ILLEGIBLE SIGNATURE]
Minister of Lands, Forestry and Mines for  ]             [STAMP OMITTED]
and on behalf of the Government of the     ]
Republic of Ghana in the presence:         ]



/s/ [ILLEGIBLE SIGNATURE]
/s/ [ILLEGIBLE SIGNATURE]
-------------------------
MINISTRY OF LANDS FORESTRY & MINES



The COMMON SEAL/STAMP of the said          ]   HABER MINING GHANA LIMITED
HABER MINING GHANA LIMITED                 ]   4th CIRCULAR CLOSE, SSNIT ESTATES
was affixed to these presents and the      ]   CANTONMENTS, ACCRA
same were DELIVERED in the                 ]   P. O. BOX KIA 16525, ACCRA
presence of:                               ]



/s/ [ILLEGIBLE SIGNATURE]                       /s/ Edward S.  Ayensu
-------------------------                       Edward S. Ayensu
DIRECTOR/SECRETARY                              ----------------
                                                MANAGING DIRECTOR

                                  OATH OF PROOF
                                  -------------

I George Banful of Minerals Commission MAKE OATH and SAY that on the 5 day of April 2007 I was present and saw Prof. Dominic Fobih, the Minister of Lands, Forestry and Mines duly execute the Instrument now produced to me and Marked "A" and that the said PROF. DOMINIC K. FOBIH can read and write, Sworn at Accra this 19th day of April 2007
           Before Me.


/s/ [ILLEGIBLE SIGNATURE]     [SEAL OMITTED]     /s/ [ILLEGIBLE SIGNATURE]
     REGISTRAR OF LANDS                                    DEPONENT


This is the Instrument Marked "A" Referred to in the Oath of George Banful SWORN before me this 19th day of April 2007


                  /s/ [ILLEGIBLE SIGNATURE]     [SEAL OMITTED]
                      REGISTRAR OF LANDS

On the 19th day of April 2007 at 8:30 O'clock in the forenoon this Instrument was proved before me by the Oath of the within-named George Banful to have been duly executed by the within-named PROF. DOMINIC K. FOBIH.


                  /s/ [ILLEGIBLE SIGNATURE]     [SEAL OMITTED]
                      REGISTRAR OF LANDS

                        Dated this 5th day of April 2007



                       GOVERNMENT OF THE REPUBLIC OF GHANA



                                       AND



                           HABER MINING GHANA LIMITED

--------------------------------------------------------------------------------

                               PROSPECTING LICENCE

--------------------------------------------------------------------------------


                                SOLICITOR OF THE
                                 SUPREME COURT


TERM:          TWO (2) YEARS (RENEWABLE)

COMMENCEMENT:  5-4-2007

EXPIRY DATE:   4-4-2009

FILE, NO.:     PL.7/117

                                [STAMPS OMITTED]

T H I S A G R E E M E N T is made the 5th day of April BETWEEN THE GOVERNMENT OF THE REPUBLIC OF GHANA (hereinafter called "THE GOVERNMENT") acting by PROF. DOMINIC K. FOBIH, the Minister of Lands, Forestry and Mines (hereinafter called "THE MINISTER") of the One Part and HABER MINING GHANA LIMITED having its registered address at 4TH CIRCULAR CLOSE, SSNIT ESTATES, CANTONMENTS-ACCRA, P.O. BOX K.I.A. 16525, ACCRA, GHANA (hereinafter called "THE COMPANY") of the Other Part.
W H E R E A S:
--------------
A. It is Government's policy to take all such steps as it deems appropriate and effective for prospecting for minerals in the Republic of Ghana and for producing gold and base metals hereby ensuring that the maximum possible benefits accrue to the nation from the exploitation of its mineral resources;
B. In pursuit of the above policy Government desires to secure the co-operation of Companies which possess the necessary financial and managerial qualifications and skills for carrying out mineral operations;
C. The Company, which warrants its financial, technical and managerial competence for undertaking mineral operations has declared itself willing to engage in prospecting operations in Ghana on the understanding that it shall bear the risk and cost of such prospecting operations and on establishing that there are good prospects for undertaking commercial mining operations it may apply for and be granted a mining lease subject to the provisions of the Minerals and Mining Act, 2006 (Act 703);
WITNESSESS AS FOLLOWS:
----------------------
1. The Government hereby grants unto the Company the right and licence to Prospect for and prove gold and base metals under or in the area described in the Schedule hereto and demarcated on the map which forms part of this AGREEMENT (hereinafter called "the Licence Area") excluding any parts to be relinquished from time to time for a term of TWO (2) YEARS from the 5th day of April 2007 with a right of extension as hereinafter provided.

2.   RIGHTS OF THE COMPANY:
     ----------------------
     a. The Company shall have the right to conduct such geological and geophysical investigations in the Licensed Area, as it considers necessary to determine an adequate quantity of geologically proven and mineable reserve of gold and base metals.
     b. The Company may exercise all or any of the rights and powers granted hereunder through agents, independent contractors or sub-contractors.
     c. The Company shall not conduct any operations in a sacred area and shall not without the prior consent of the Minister conduct any operations:
          i. within twenty metres of any building, installations, reservoir, dam, public road, railway or area appropriated for a railway; or
          ii. in an area occupied by a market, burial ground, cemetery or within a town or village or an area set apart for, used, appropriated or dedicated to a public purpose.
     d. Nothing contained in this Agreement shall be deemed to permit the Company to dispense with the necessity of applying for and obtaining any permit or authority, which the Company may be required by law or regulation to obtain in respect of any works and/or activities to be carried out hereunder.
3.   RIGHTS OF THIRD PARTIES:
     ------------------------
     a. The Government reserves the right to grant licences to third parties for prospecting or to enter into Agreements for the production of minerals other than gold and base metals in the Licensed Area, provided that any such activity shall not unreasonably interfere with the rights granted to the Company hereunder.
     b. The Company shall not hinder or prevent members of the local population from exercising the following customary rights and privileges in or over the Licensed Area:
          i.   to hunt game
          ii.  to gather firewood for domestic purposes
          iii. to collect snails
          iv.  to till and cultivate farms
          v. to observe rites in respect of groves and other areas held to be sacred.
          Provided always that where the exercise of these customary rights and privileges unduly interferes with or obstructs the operations of the Company hereunder, the Company shall make arrangements with members of the said local population for the limitation or waiver of such rights and privileges, such arrangements to include the payment of compensation where necessary. The Government shall furnish such assistance as is reasonably required in the making of such arrangements.
4.   CONDUCT OF OPERATIONS:
     ----------------------
     a. The Company shall conduct all of its operations hereunder with due diligence, efficiency and economy to the maximum extent possible consistent with good mining industry practice and in a proper workmanlike manner observing sound technical and engineering principles and practices, using appropriate modern and effective equipment, machinery, materials and methods and to pay particular regard to the protection of the environment.
     b. The Company shall maintain all equipment in good repair and all pits and trenches and all excavated areas in safe and good condition and take all practicable steps:-

          i.   to prevent damage to adjoining farms and villages;
          ii. to avoid damage to trees, crops, building, structures and other property in the Licensed Area except that where the damage is unavoidable the Company shall pay fair and reasonable compensation. The Company shall provide and maintain in good repair and proper condition roads, gates, stiles and fences for the convenient occupation of the surface of the Licensed Area.
     c. The Company shall use its best efforts to exercise its rights and powers granted by this Agreement in such manner as not to cause interference with or avoidable obstruction or interruption to the felling of timber by the licensed timber operators within the Licensed Area and the Government shall furnish assistance to the Company to make appropriate arrangements with such operators to permit the prospecting programme to proceed without interference or delay.
5.   WORKING OBLIGATIONS:
     --------------------
     a. The Company shall with due diligence and by means of modern geological, geophysical and other methods normally associated with mineral prospecting and within three months of the date of this Agreement or at such other time as the Minister may specify, commence prospecting operations with a view to establishing the existence of gold and base metals in economic quantities.
     b. The Company, having prior to the commencement of this Agreement submitted its programme of work to the Government, shall carry out its operations in accordance with the programme and the Chief Executive of the Minerals Commission, Head of the Inspectorate Division of the Minerals Commission or any other officer authorized by the Government shall from time to time inspect the operations to ensure that the Company does so.

     c. The Company shall diligently continue to carry out its operations hereunder and shall spend as actual direct prospecting expenditure not less than the minimum amounts specified in its work programme.
     d. If on the termination or expiration of this Agreement for any reason other than force majeure the Company shall not have spent the amounts specified in the work programme, the difference between the amount actually expended and the stipulated minimum for the year in which termination or expiration takes place shall be paid to the Government within thirty days after the date of such termination or expiration provided that if the termination shall be occasioned by force majeure or upon adequate proof, by the Company that gold and base metals mineralization does not exist in sufficient quantities in the area to warrant completion of the work programme, the Company shall not be liable to pay to the Government any difference on the stipulated minimum expenditure.
6.   NOTIFICATION OF DISCOVERY OF OTHER MINERALS:
     --------------------------------------------
     The Company shall report forthwith to the Minister, the Head of the Inspectorate Division of the Minerals Commission, the Director of Geological Survey and the Chief Executive of the Minerals Commission the discovery in the Licensed Area of any other minerals and the Company shall be given the first option to prospect further and to work the said minerals subject to satisfactory arrangements between the Government and the Company.
7.   SAMPLES:
     --------
     a. The Company shall not during the currency of this Agreement destroy, except in analyses, any cores or samples obtained from the Licensed Area without the prior written consent of the Director of Ghana Geological Survey.

     b. The Company shall provide the Director of Ghana Geological Survey and the Head of the Inspectorate Division of the Minerals Commission with such samples from the Licensed Area as they may from time to time reasonably request.
     c. All cores and samples obtained from the Licensed Area shall be delivered to the Director of Ghana Geological Survey on the termination of this Agreement and in the event of the Company not obtaining a mining lease.
8.   RECORDS:
     --------
     a. The Company shall maintain at its registered office copies of the following:-
          i. full and complete records and books of account relating to the prospecting programme.
          ii. the detailed results and analysis of all surveys, boring, pitting, investigations and other testing conducted pursuant to the provisions of this Agreement.
     b. The records referred to in the foregoing paragraph shall include copies of all geological, geophysical, geochemical, drilling and pitting reports relating to the Licensed Area and all maps, drawings and diagrams pertaining to these reports.
     c. The said records, with the exception of proprietary technical information, shall be made available for inspection at reasonable times without delaying work on the prospecting programme, by the Head of the Inspectorate Division of the Minerals Commission and the Chief Executive of the Minerals Commission or their representatives, upon request, and shall be retained in Ghana, unless removed with Government's consent.
     d. Failure to keep such records and to produce them for inspection upon receipt of reasonable notice shall constitute just cause for the cancellation of this Licence.

     e. Copies of the aforementioned records shall be delivered to the Chief Executive of the Minerals Commission and the Head of the Inspectorate Division of the Minerals Commission on the termination of this Agreement and in the event of the Company not obtaining a mining lease in respect of the Licensed Area.
9.   REPORTS:
     --------
     a. The Company shall furnish to the Head of the Inspectorate Division of the Minerals Commission, the Director of Ghana Geological Survey and the Chief Executive of the Minerals Commission, not later than the 15th of each third month, a report giving a general description of the work done by the Company in the preceding quarter and containing a description accompanied by a sketch plan of the areas where gold and base metals or any other minerals were found, particulars of the type of minerals found and the number and weight of samples taken, if any.
     b. The Company shall furnish to the Head of the Inspectorate Division of the Minerals Commission, Chief Executive of the Minerals Commission and the Director of Ghana Geological Survey not later than sixty days after the end of each calendar year, an Annual Report in such form as may be prescribed.
     c. All records, reports, plans and information which the Company is required to supply to the Government and its agents pursuant to the provisions of this Agreement shall be supplied at the expense of the Company.
     d. Any information or material supplied by the Company to the Government pursuant to the provisions of this Agreement shall be treated by the Government, its offers and agents as confidential and shall not be revealed to third parties except with the consent of the Company (which consent shall not be unreasonably withheld) for a period of 12 months with respect to technical information and 36 months with respect to financial information from the date of submission of such information. The Government and persons authorized by the Government may nevertheless use any such information received from the Company for the purpose of preparing and publishing general reports on minerals in Ghana.
10.  FINANCIAL OBLIGATION:
     ---------------------
     a.   The Company shall pay to the Government:
          i. in consideration of the grant of the right of prospecting for gold and base metals in the Licensed Area an amount of US$15,000.00 (fifteen thousand U.S. Dollars) within 30 days from the date of this Agreement.
          ii. a yearly rent of (cent)266,000.00 (two hundred and sixty six thousand cedis).
     b. Payment of the rent specified in the foregoing paragraph shall be made yearly in advance, the first year's payment having been made before the execution of this Agreement.
11.  ASSIGNMENT, MORTGAGE, ETC:
     --------------------------
     a. The Company shall not assign, mortgage, sublet or otherwise transfer any interest in the Licensed Area without the prior written consent of the Government.
     b. The Government may impose such conditions on the giving of such consent as it thinks ft.
12.  SURRENDER OF PART OF LICENSED AREA:
     -----------------------------------
     a. The Company may surrender at any time and from time to time by giving not less than three months' notice to the Head of the Inspectorate Division of the Minerals Commission and the Chief Executive of the Minerals Commission, all its rights hereunder in respect of any part or parts of the Licensed Area. The Company shall be relieved of all obligations in respect of the part or parts of the Licensed Area so surrendered except those obligations, which accrued prior to the effective date of surrender.

     b. The Company shall leave the part of the Licensed Area surrendered and everything thereon in a safe condition. The Company shall take all reasonable measures to restore the surface of such part of the Licensed Area surrendered and all structures thereon not the property of the Company to their original condition. In the event that the Company fails to do so, the Head of the Inspectorate Division of the Minerals Commission shall make such part and everything thereon safe and in good condition at the expense of the Company.
13.  EXTENSION OF LICENCE:
     ---------------------
     a. If the Company applies in writing to the Minister not less than three months before the expiration of this Agreement for an extension of the licence hereof and if the Company shall not be in default at that time in the performance of any of its obligations hereunder the Company may, subject to the provisions of the Act, be granted an extension for a period not exceeding three years upon such terms and conditions as the parties may agree.
     b. The Company shall, prior to the or at the expiration of the initial term, surrender not less than half the number of blocks of the prospecting area so long as a minimum of one hundred blocks remain subject to the licence and the blocks form not more than three discrete areas each consisting of a single block, or a number of blocks each having a side in common with at least one other block in that area.
14.  RE-ENTRY BY GOVERNMENT:
     -----------------------
     If the operations and activities of the Company in accordance with the prospecting programme shall cease in the Licensed Area before the same have been completed and if such cessation shall be due entirely to the fault of the Company, the Government may, upon giving the notice and following the procedure required in paragraph 15 below, re-enter the Licensed Area and take possession of all buildings, erections, plants and materials thereon without compensation to the Company (such right of entry not to prejudice any additional remedy of the Government), and thereupon the Agreement shall terminate.
15.  TERMINATION BY THE GOVERNMENT:
     ------------------------------
     a. The Government may, subject to the provisions of this paragraph, terminate this Agreement if any of the following events shall occur:
          i. the Company shall fail to make any of the payments described in this Agreement on the payment date; or
          ii. the Company shall contravene or fail to comply with any other condition of this Agreement; or
          iii. the Company shall become insolvent or commit any act of bankruptcy or enter into any agreement or composition with its creditors or take advantage of any law for the benefit of debtors or go into liquidation, whether compulsory or voluntary, except for the purposes of reconstruction or amalgamation; or
          iv. the Company knowingly submits any false statement to the Government in connection with this Agreement.
     b. If and whenever the Government decides to terminate this Agreement pursuant to clauses (i) and (ii) of the preceding sub paragraph, the Government shall give the Company notice specifying the particular contravention or failure and permit the Company to remedy the same within sixty days of such notice.
     c. If the Company shall fail to remedy an event specified in clauses (i) and (ii) of sub-paragraph (a) of this paragraph within the stated period, or an event specified in clauses (iii) and (iv) of the said sub-paragraph shall occur, the Government may by notice to the Company terminate this Agreement.

     d. Upon termination of this Agreement by the Government every right of the Company hereunder shall cease (save as specifically otherwise provided hereunder) but subject nevertheless and without prejudice to any obligation or liability imposed or incurred under this Agreement or applicable law prior to the effective date of termination.
     e. No delay or omission or course of dealing by the Government shall impair any of its rights hereunder or be construed to be a waiver of an event specified in sub-paragraph (a) of this paragraph or acquiescence therein.
16.  ASSETS ON TERMINATION OR EXPIRATION:
     ------------------------------------
     (a) The Company may within six months of the termination of the Mining Lease or a further period allowed by the Minister, remove the mining plant if the mining plant is removed solely for the purpose of use by the Company or a person deriving title through the Company, in another relevant mining activity in the Country.
     (b) A mining plant not removed by the Company within two months after the Minister gives notice to the Company at anytime after expiration of the period referred to in subsection (a), shall vest in the Republic on the expiration of the two-month notice period.
     (c) Nothing in this Agreement removes or diminishes an obligation that the Company may have under the Minerals and Mining Act, 2006, (Act 703), another enactment or a condition of this Agreement to remove a mining plant and rehabilitate the land.
     (d) Notwithstanding the foregoing, the Minister, may by notice to the Company require the removal or destruction of any assets of the Company in the Leased Area, and if the Company does not remove or destroy such assets within a period of thirty (30) days from the date of the Minister's notice to that effect, the Minister shall cause such removal or destruction at the expense of the Company.
     (e) The Company shall take all reasonable measures to ensure that all of the assets to be offered for sale to the Government or transferred to the Government in accordance with this paragraph shall be maintained in substantially the same condition in which they were at the date of the termination or the date on which the Company reasonably knew that such termination would occur and any such assets shall not be disposed of, dismantled or destroyed except as specifically provided for in this paragraph.
     (f) Upon the termination or expiration of this Agreement, the Company shall leave the Lease Area and everything thereon in good condition, having regard to the ecology, drainage, reclamation, environmental protection, health and safety; provided however that the Company shall have no obligation in respect of areas where the Company has not undertaken any work or which have not been affected by the Company's operations. In this connection, unless the Head of the Inspectorate Division of the Minerals Commission otherwise directs, the Company shall, in accordance with good mining practices, fall up or fence and make safe all holes and excavations to the reasonable satisfaction of the Head of the Inspectorate Division of the Minerals Commission. In addition the Company shall take all reasonable measures to leave the surface of the Lease Area in usable condition and to restore all structures thereon not the property of the Company to their original condition. In the event that the Company fails to do so, the Minister shall restore and make safe the Lease Area and everything thereon at the expense of the Company.
     (g) The Company shall have the right to enter upon the Lease Area for the aforesaid purposes, subject to the rights of surface owners or others, for a period of six (6) months from the effective date of the termination or such longer period as the Minister may decide.
     (h) On the termination of this Agreement, the Company shall deliver to the Minister the records which the Company is obliged to maintain under the Minerals and Mining Act, 2006, (Act 703); the plans and maps of the area covered by the mining lease prepared by the Company; and other documents, including in electronic format, if available that relate to the mineral right.
17.  FORCE MAJEURE:
     --------------
     a. Failure on the part of the Company to comply with any of the terms and conditions hereof (except the obligations to make payment of monies to the Government) shall not be grounds for cancellation or give the Government any claim for damages in so far as such failure arises from force majeure, the Company having taken all appropriate precautions, due care and reasonable alternative measures with the objective of avoiding such failure and of carrying out its obligations hereunder. The Company shall take all reasonable measures to remove such inability to full the obligations hereunder with the minimum of delay.
     b. For purposes of this paragraph force majeure includes acts of God, war, insurrection, earthquake, storm, flood or other adverse weather condition but shall not include any event caused by the failure to observe good mining industry practice or by the negligence of the Company or any of its employees or contractors.
     c. The Company shall notify the Minister within twenty-four hours of an event of force majeure affecting its ability to full the terms and conditions hereof.
     d. The period of this Agreement shall be extended for a period of time equal to the period or periods during which the company was affected by any of the conditions set forth in sub-paragraph (b) of this paragraph, but not to exceed six months in the aggregate.

18.  FOREIGN EXCHANGE:
     -----------------
     a. Subject to sub-paragraph (b) of this paragraph the Company shall, during the term of this Agreement and so long as it does not derive any revenue from its operations hereunder, finance such operations in the following manner:
          i. by converting to Ghana currency through authorized dealers such amounts of foreign currency as will be sufficient to cover the Company's operating expenses required to be paid in Ghana currency including any payments to the Government and third parties provided that the terms of any loans obtained abroad shall be in conformity with currency international commercial and monetary conditions and that prior notice of such loans and advances shall be furnished to the Bank of Ghana.
          ii. By directly purchasing and/or hiring abroad as is necessary for conducting the prospecting programme with its foreign currency funds and importing to and/or using in Ghana freely and without restrictions such machinery, equipment, materials and services of any nature whatsoever as will be required by the Company for its operations hereunder.
     b. The Company may be required to pay all its rentals and other licensing fees to the Government in dollars-- or other -freely convertible currency, or such currencies as shall be specified by the Bank of Ghana.
     c. All conversions of currrency shall be made at the prevailing official rates of exchange.

19.  PRODUCTION AGREEMENT:
     ---------------------
     If upon the expiration of this Agreement the Company shall have carried out its obligations hereunder to the satisfaction of the Government and shall have successfully established to the Government that the development of a mine from ore reserves established within the Licensed Area is economically and financially feasible, then the Government shall grant to the Company the first option to (i) acquire a lease for the purposes of mining in the Licensed Area, and (ii) participate in a mining project in the Licensed Area subject to negotiation with the Government of satisfactory terms for such licence and participation
20.  NOTICE:
     -------
     Any application, notice, consent, approval, direction, or instruction hereunder shall be in writing and shall be served by hand or by registered mail. Delivery by hand shall be deemed to be effective when made, and delivery by registered mail shall be deemed to be effective at such time as it would in the ordinary course of registered mail be delivered to the addressee. Until changed by appropriate notice, the Company's address in Ghana is its registered Office as set forth above and the addresses of the Government officials are as follows:
     i. The Hon. Minister, Ministry of Lands, Forestry and Mines, P.O. Box M.212, Accra.
     ii. The Head of the Inspectorate Division of the Minerals Commission, Mines Department, P.O. Box 3634, Accra
     iii. The Director, Ghana Geological Survey, P.O. Box M.80, Accra
     iv.  The Chief Executive, Minerals Commission, P.O. Box M.248, Accra
     v.   The Director, Survey Department, P.O. Box 191, Accra
     vi.  The Governor, Bank of Ghana, P.O. Box 2674, Accra.
21.  ARBITRATION:
     ------------
     Subject to the provisions hereof, if any time during the continuance of this Agreement or after its termination any question or dispute arises

                             CONVERSION APPLICATION


                  SEFWI ASAFO - AKRODIE RECONNAISSANCE LICENCE


                                       TO


                         SEFWI ASAFO PROSPECTING LICENCE


                                       BY


                           HABER MINING GHANA LIMITED



Prepared by:
Haber Mining Ghana Ltd
January, 2007.

INTRODUCTION
Haber Mining Ghana Limited requests the conversion of the Sefwi Asafo Akrodie Reconnaissance license to four (4) Prospecting Licences on the basis of the accompanying site plans, which are marked by pillar coordinates.

The coordinates for the Sefwi Asafo prospecting licence, one of the four converted prospecting licences, are indicated on the accompanying site plan and in the table below. The Sefwi Asafo concession covers an area of 132.3km2. The proposed area has received total coverage of stream sediment sampling and the defined anomalous catchments warrant more detailed follow-up and testing.

                         Coordinates of License Pillars
-------------------------------------------------------------------
                               Block A
-------------------------------------------------------------------
   Pillar               Latitude                   Longitude
-------------------------------------------------------------------
     1               6(degree)25'20"            2(degree)32'43"
-------------------------------------------------------------------
     2               6(degree)24'17"            2(degree)32'40"
-------------------------------------------------------------------
     3               6(degree)24'00"            2(degree)33'20"
-------------------------------------------------------------------
     4               6(degree)23'20"            2(degree)33'20"
-------------------------------------------------------------------
     5               6(degree)21'18"            2(degree)31'48"
-------------------------------------------------------------------
     6               6(degree)21'18"            2(degree)33'00"
-------------------------------------------------------------------
     7               6(degree)21'38"            2(degree)32'47"
-------------------------------------------------------------------
     8               6(degree)23'29"            2(degree)35'09"
-------------------------------------------------------------------
     9               6(degree)21'35"            2(degree)36'15"
-------------------------------------------------------------------
     10              6(degree)22'46"            2(degree)36'30"
-------------------------------------------------------------------
     11              6(degree)20'20"            2(degree)39'20"
-------------------------------------------------------------------
     12              6(degree)23'20"            2(degree)38'29"
-------------------------------------------------------------------
     13              6(degree)24'06"            2(degree)40'55"
-------------------------------------------------------------------
     14              6(degree)23'32"            2(degree)41'20"
-------------------------------------------------------------------
     15              6(degree)29'07"            2(degree)41'20"
-------------------------------------------------------------------

------------------------------------------------------------------
     16              6(degree)29'15"            2(degree)40'22"
------------------------------------------------------------------
     17              6(degree)29'38"            2(degree)36'41"
------------------------------------------------------------------

GEOLOGY
The southeastern portion of the license is dominated by thick sequences of Birimian volcanic flows. The metavolcanic units consist of basaltic and andesitic flows with minor tuffs and interbeds of cherts. The central portion also features highly metamorphosed units that are interpreted to be mainly metasediments and volcaniclastics.

The northwestern portion is underlain by intrusives mapped as intermediate belt-type intrusives. These are metaluminous with hornblende being the main mafic component and are seldom foliated.

Major fault systems, which are typically NE trending, form prominent structural features in the southeastern part of the concession. The faults appear to be localized along the contacts of Birimian metasediments and metavolcanics and large intrusive grantoids. In addition to this dominant structural feature, E-W and N-S oriented structural features are also common.

GOLD MINERALIZATION
From a structural perspective, the most prospective zones in the concession area are along the NE trending structural feature; areas that he along the N-S trending lineaments are also prospective.

Exploration will target areas where E-W and N-S trending lineaments crosscut the major regional-scale NE trending structural feature. The concession area can be considered to host good potential for following styles of gold mineralization.
     o metasediment and metavolcanic-hosted gold - quartz veins genetically related to major NE-NNE, and N-S trending structures.

     o quartz veins and associated disseminated sulphides in Birimian metavolcanics.
     o quartz vein and stockwork systems in intensely deformed and highly altered intrusives as seen in the Ntotoroso and Kenyase areas in the Yamfo district.

PLANNED WORK PROGRAM

Haber has since last year increased considerably the pace of regional exploration, building on the success of the initial reconnaissance work, which has highlighted several areas where indications are quite positive. Haber will set up a field office at Sefwi Asafo from where work in the Asafo prospecting licence would be run. The Sefwi Asafo concession will form part of the larger Sefwi project, which will be handled by 4 Ghanaian geologists supported by field technicians and other junior staff. The number of geologists will be increased as the work progresses into the more detailed phases. The following is an indication of the work programme that would be expected in order to follow up on the results of the reconnaissance exploration.

PHASE 1
     o Soil sampling on a grid spacing of 50m x 400m on a regional scale and on anomalies generated by stream sediment sampling and previous work. This will be in-filled to 200m and possibly 100m as necessary.
     o Regolith mapping over the entire concession. Regolith data will be collected as soil sampling proceeds and regolith map compiled.
     o Geological mapping throughout the area building from the compilation of the previous data and the interpretation of landsat, DTM and airborne geophysical data

     o Trenching of significant anomalies generated. Typically, this will be on an initial spacing of 100m but would be in-filled to 50m based on the configuration and strength of trench anomalies uncovered.

PHASE 2
     o RAB drilling will be undertaken in areas of thick lateritic and overburden cover. RAB drilling provides reliable data on gold values to shallow depths (perhaps to 50m depending on ground conditions).
     o Ground geophysical studies will be carried out on both systematic and selective basis on the concession during the regional studies and prospect evaluation stage. The geophysical study will include magnetic/VLF-EM, IP and HLEM.
     o Dependent on results from trenching and RAB drilling, first pass reverse circulation (RC) drilling will be carried out and if positive would continue into resource definition.
     o Dependent on results of RC drilling, a limited diamond (core) drilling will also be undertaken to provide sub-surface geological information and samples for preliminary metallurgical testwork.

9.   PROJECTED EXPENDITURE
Dependent on results, the following is an indication of expenditure projected for the initial period (2 years) of the prospecting License under application.

PHASE 1
--------------------------------------------------------------------------------
                        Item                                Projected Cost US$
--------------------------------------------------------------------------------
Salaries and Wages                                                 15,000
-------------------------------------------------------------------------------
Airborne Geophysics/Remote Sensing                                  7,500
--------------------------------------------------------------------------------
Soil Geochemistry-selected areas + regional                         10000
--------------------------------------------------------------------------------
Trenching incl. analytical costs                                   15,000
--------------------------------------------------------------------------------
Vehicles                                                            10000
--------------------------------------------------------------------------------
Subsistence and Accommodation                                        8000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Crop Compensation                                                    5000
--------------------------------------------------------------------------------
Field Supplies                                                      7,500
--------------------------------------------------------------------------------
Tenement Administration                                            17,000
--------------------------------------------------------------------------------
Project Support and Administration                                   5000
--------------------------------------------------------------------------------

PHASE 1 TOTAL                                                     100,000

--------------------------------------------------------------------------------

PHASE 2
--------------------------------------------------------------------------------
                        Item                                Projected Cost US$

--------------------------------------------------------------------------------
Salaries and Wages                                                  15000
--------------------------------------------------------------------------------
RAB drilling incl. analytical costs                                 30000
--------------------------------------------------------------------------------
RC drilling incl. analytical costs                                  70000
--------------------------------------------------------------------------------
Preliminary Diamond Drilling                                        20000
--------------------------------------------------------------------------------
Ground Geophysical Surveys                                           8000
--------------------------------------------------------------------------------
Vehicles                                                            10000
--------------------------------------------------------------------------------
Subsistence and Accommodation                                       10000
--------------------------------------------------------------------------------
Crop Compensation                                                    5000
--------------------------------------------------------------------------------
Field Supplies                                                      10000
--------------------------------------------------------------------------------
Tenement Administration                                              2000
--------------------------------------------------------------------------------
Project Support and Administration                                   5000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PHASE 2 TOTAL                                                      185000
--------------------------------------------------------------------------------
GRAND TOTAL (Phase 1 + Phase 2)                                    285000
--------------------------------------------------------------------------------

                                 PROJECT SCHEDULE - SEFWI ASAFO PL
-------------------------------------------------------------------------------------------------
  ACTIVITY/TIME (MONTH)               1    2    3    4    5    6    7    8    9    10   11   12
-------------------------------------------------------------------------------------------------
      PHASE 1
-------------------------------------------------------------------------------------------------
Soil Sampling                        ..............................
-------------------------------------------------------------------------------------------------
Regolith Mapping                     .........................
-------------------------------------------------------------------------------------------------
Geological Mapping                   ............................................................
-------------------------------------------------------------------------------------------------
Trenching
-------------------------------------------------------------------------------------------------
  ACTIVITY/TIME (MONTH)               13   14   15   16   17   18   19   20   21   22    23   24
-------------------------------------------------------------------------------------------------
      PHASE 2
-------------------------------------------------------------------------------------------------
RAB Drilling                                   ...............
-------------------------------------------------------------------------------------------------
Ground Geophysical Studies           ..........
-------------------------------------------------------------------------------------------------
RC Drilling                                                   ...............
-------------------------------------------------------------------------------------------------
Dimond Drilling                                                              .....
-------------------------------------------------------------------------------------------------
Database Compilation, Review &                                                    ...............
Reporting
-------------------------------------------------------------------------------------------------

                                  [MAP OMITTED]

                     THIS IS THE PLAN REFERRED TO



                     IN THE ANNEXED PROSPECTING LICENCE



                     DATED THIS 5TH DAY OF APRIL 2007



                        /s/ Dominic Fobih
                     THE HON. MINISTER OF LANDS, FORESTRY AND MINES [SEAL/STAMP - MIN. OF LANDS, FORESTRY & MINES]



                        /s/ Edward Ayensu
                     HABER MINING GHANA LIMITED
                     4TH CIRCULAR CLOSE, SSNIT ESTATES
                     CANTONMENTS. ACCRA
                     P.0. BOX KIA 16525, ACCRA

IN WITNESS WHEREOF the parties hereto have executed this Agreement the day and year first above written.

SIGNED AND SEALED with the SEAL of         ]
the Ministry of Lands, Forestry and        ]
Mines and DELIVERED by the said            ]         /s/ Dominic Fobih
PROF. DOMINIC K. FOBIH                     ]         -----------------
Minister of Lands, Forestry and Mines for  ]            [STAMP/SEAL]
and on behalf of the Government of the     ]
Republic of Ghana in the presence:         ]


[SIGNATURE ILLEGIBLE]
[SIGNATURE ILLEGIBLE]
---------------------
CHIEF DIRECTOR
MINISTRY OF LANDS, FORESTRY & MINES

The COMMON SEAL/STAMP of said              ]
HABER MINING GHANA LIMITED                 ]   HABER MINING GHANA LIMITED
was affixed to these presents and the      ]   4TH CIRCULAR CLOSE, SSNIT ESTATES
same were DELIVERED in the                 ]   CANTONMENTS, ACCRA
presence of:                               ]   P.O. BOX K1A 16525, ACCRA



                                                  /s/ Edward Ayensu
[SIGNATURE ILLEGIBLE]                             Edward S. Ayensu
---------------------                             -----------------
 DIRECTOR/SECRETARY                               MANAGING DIRECTOR

                                  OATH OF PROOF
                                  -------------

I George Banful of Minerals Commission MAKE OATH and SAY that on the 5th day of
April 2007 I was present and saw ................, the Minister of Lands,
Forestry and Mines duly execute the Instrument now produced to me and Marked "A" and that the said PROF. DOMINIC K. FOBIH can read and write, Sworn at Accra this 19th day of April 2007

        Before Me.


  [SIGNATURE ILLEGIBLE]                          /s/ George Banful
  ---------------------                          ---------------------
   REGISTRAR OF LANDS                                  DEPONENT
   [STAMP ILLEGIBLE]

This is the Instrument Marked "A" Referred to in the Oath of George Banful SWORN before me this 19th day of April 2007


                             [SIGNATURE ILLEGIBLE]
                             ---------------------
                               REGISTRAR OF LANDS
                               [STAMP ILLEGIBLE]

On the 19th day of April 2007 at 8:30 O'clock in the forenoon this instrument was proved before me by the Oath of the within-named George Banful to have been duly executed by the within-named PROF. DOMINIC K. FOBIH.


                              [SIGNATURE ILLEGIBLE]
                              ---------------------
                               REGISTRAR OF LANDS
                                [STAMP ILLEGIBLE]

Dated this 5th day of April 2007

                               GHANA LAND REGISTRY
                          Registered as No........21/2007
                             [SIGNATURE ILLEGIBLE]
                             ---------------------
                                Registrar of Land

                      GOVERNMENT OF THE REPUBLIC OF GHANA

THIS INSTRUMENT WAS DELIVERED TO
ME FOR REGISTRATION BY G. BANFUL        AND
OF ACCRA AT 3:00
O'CLOCK IN THE AFTERNOON THIS
3RD DAY OF MAY, 2007
/s/ George Banful
--------------------------------
      Registrar of Lands

                           HABER MINING GHANA LIMITED

--------------------------------------------------------------------------------

                               PROSPECTING LICENCE

--------------------------------------------------------------------------------


                                SOLICITOR OF THE
                                  SUPREME COURT


TERM:          TWO (2) YEARS (RENEWABLE)

COMMENCEMENT:  5-4-2007

EXPIRY DATE:   4-4-2009

FILE NO.:      PL. 7/115
[COMMISSIONER OF INCOME TAX STAMP/SEAL]

T H I S A G R E E M E N T is made the 5TH day of April 2007 BETWEEN THE GOVERNMENT OF THE REPUBLIC OF GHANA (hereinafter called "THE GOVERNMENT") acting by PROF. DOMINIC K. FOBIH, the Minister of Lands, Forestry and Mines (hereinafter called "THE MINISTER") of the One Part and HABER MINING GHANA LIMITED having its registered address at 4TH CIRCULAR CLOSE, SSNIT ESTATES, CANTONMENTS-ACCRA, P.O. BOX K.I.A. 16525, ACCRA, GHANA (hereinafter called "THE COMPANY") of the Other Part.
W H E R E A S:
--------------
A. It is Government's policy to take all such steps as it deems appropriate and effective for prospecting for minerals in the Republic of Ghana and for producing gold and base metals hereby ensuring that the maximum possible benefits accrue to the nation from the exploitation of its mineral resources;
B. In pursuit of the above policy Government desires to secure the co-operation of Companies which possess the necessary financial and managerial qualifications and skills for carrying out mineral operations;
C. The Company, which warrants its financial, technical and managerial competence for undertaking mineral operations has declared itself willing to engage in prospecting operations in Ghana on the understanding that it shall bear the risk and cost of such prospecting operations and on establishing that there are good prospects for undertaking commercial mining operations it may apply for and be granted a mining lease subject to the provisions of the Minerals and Mining Act, 2006 (Act 703);
WITNESSESS AS FOLLOWS:
----------------------
1. The Government hereby grants unto the Company the right and licence to Prospect for and prove gold and base metals under or in the area described in the Schedule hereto and demarcated on the map which forms part of this AGREEMENT (hereinafter called "the Licence Area") excluding any parts to be relinquished from time to time for a term of TWO (2) YEARS from the

     LAND REGISTRY NO 22/2007

     ............... day of ................. 2007 with a right of extension as hereinafter provided.
2.   RIGHTS OF THE COMPANY:
     ----------------------
     a. The Company shall have the right to conduct such geological and geophysical investigations in the Licensed Area, as it considers necessary to determine an adequate quantity of geologically proven and mineable reserve of gold and base metals.
     b. The Company may exercise all or any of the rights and powers granted hereunder through agents, independent contractors or sub-contractors.
     c. The Company shall not conduct any operations in a sacred area and shall not without the prior consent of the Minister conduct any operations:
          i. within twenty metres of any building, installations, reservoir, dam, public road, railway or area appropriated for a railway;
               or
          ii. in an area occupied by a market, burial ground, cemetery or within a town or village or an area set apart for, used, appropriated or dedicated to a public purpose.
     d. Nothing contained in this Agreement shall be deemed to permit the Company to dispense with the necessity of applying for and obtaining any permit or authority, which the Company may be required by law or regulation to obtain in respect of any works and/or activities to be carried out hereunder.
3.   RIGHTS OF THIRD PARTIES:
     ------------------------
     a. The Government reserves the right to grant licenses to third parties for prospecting or to enter into Agreements for the production of minerals other than gold and base metals in the Licenced Area, provided that any such activity shall not unreasonably interfere with the rights granted to the Company hereunder.
     b. The Company shall not hinder or prevent members of the local population from exercising the following customary rights and privileges in or over the Licensed Area:
          i.   to hunt game
          ii.  to gather firewood for domestic purposes
          iii. to collect snails
          iv.  to till and cultivate farms
          v. to observe rites in respect of groves and other areas held to be sacred.
          Provided always that where the exercise of these customary rights and privileges unduly interferes with or obstructs the operations of the Company hereunder, the Company shall make arrangements with members of the said local population for the limitation or waiver of such rights and privileges, such arrangements to include the payment of compensation where necessary. The Government shall furnish such assistance as is reasonably required in the making of such arrangements.
4.   CONDUCT OF OPERATIONS:
     ----------------------
     a. The Company shall conduct all of its operations hereunder with due diligence, efficiency and economy to the maximum extent possible consistent with good mining industry practice and in a proper workmanlike manner observing sound technical and engineering principles and practices, using appropriate modern and effective equipment, machinery, materials and methods and to pay particular regard to the protection of the environment.
     b. The Company shall maintain all equipment in good repair and all pits and trenches and all excavated areas in safe and good condition and take all practicable steps:-

          i.   to prevent damage to adjoining farms and villages;
          ii. to avoid damage to trees, crops, building, structures and other property in the Licenced Area except that where the damage is unavoidable the Company shall pay fair and reasonable compensation.
          The Company shall provide and maintain in good repair and proper condition roads, gates, stiles and fences for the convenient occupation of the surface of the Licensed Area.
     c. The Company shall use its best efforts to exercise its rights and powers granted by this Agreement in such manner as not to cause interference with or avoidable obstruction or interruption to the felling of timber by the licensed timber operators within the Licensed Area and the Government shall furnish assistance to the Company to make appropriate arrangements with such operators to permit the prospecting programme to proceed without interference or delay.
5.   WORKING OBLIGATIONS:
     --------------------
     a. The Company shall with due diligence and by means of modern geological, geophysical and other methods normally associated with mineral prospecting and within three months of the date of this Agreement or at such other time as the Minister may specify, commence prospecting operations with a view to establishing the existence of gold and base metals in economic quantities.
     b. The Company, having prior to the commencement of this Agreement submitted its programme of work to the Government, shall carry out its operations in accordance with the programme and the Chief Executive of the Minerals Commission, Head of the Inspectorate Division of the Minerals Commission or any other officer authorized by the Government shall from time to time inspect the operations to ensure that the Company does so.

     c. The Company shall diligently continue to carry out its operations hereunder and shall spend as actual direct prospecting expenditure not less than the minimum amounts specified in its work programme.
     d. If on the termination or expiration of this Agreement for any reason other than force majeure the Company shall not have spent the amounts specified in the work programme, the difference between the amount actually expended and the stipulated minimum for the year in which termination or expiration takes place shall be paid to the Government within thirty days after the date of such termination or expiration provided that if the termination shall be occasioned by force majeure or upon adequate proof, by the Company that gold and base metals mineralization does not exist in sufficient quantities in the area to warrant completion of the work programme, the Company shall not be liable to pay to the Government any difference on the stipulated minimum expenditure.
6.   NOTIFICATION OF DISCOVERY OF OTHER MINERALS:
     --------------------------------------------
     The Company shall report forthwith to the Minister, the Head of the Inspectorate Division of the Minerals Commission, the Director of Geological Survey and the Chief Executive of the Minerals Commission the discovery in the Licensed Area of any other minerals and the Company shall be given the first option to prospect further and to work the said minerals subject to satisfactory arrangements between the Government and the Company.
7.   SAMPLES:
     --------
     a. The Company shall not during the currency of this Agreement destroy, except in analyses, any cores or samples obtained from the Licensed Area without the prior written consent of the Director of Ghana Geological Survey.

     b. The Company shall provide the Director of Ghana Geological Survey and the Head of the Inspectorate Division of the Minerals Commission with such samples from the Licensed Area as they may from time to time reasonably request.
     c. All cores and samples obtained from the Licensed Area shall be delivered to the Director of Ghana Geological Survey on the termination of this Agreement and in the event of the Company not obtaining a mining lease.
8.   RECORDS:
     --------
     a. The Company shall maintain at its registered office copies of the following:-
          i. full and complete records and books of account relating to the prospecting programme.
          ii. the detailed results and analysis of all surveys, boring, pitting, investigations and other testing conducted pursuant to the provisions of this Agreement.
     b. The records referred to in the foregoing paragraph shall include copies of all geological, geophysical, geochemical, drilling and pitting reports relating to the Licensed Area and all maps, drawings and diagrams pertaining to these reports.
     c. The said records, with the exception of proprietary technical information, shall be made available for inspection at reasonable times without delaying work on the prospecting programme, by the Head of the Inspectorate Division of the Minerals. Commission and the Chief Executive of the Minerals Commission or their representatives, upon request, and shall be retained in Ghana, unless removed with Government's consent.
     d. Failure to keep such records and to produce them for inspection upon receipt of reasonable notice shall constitute just cause for the cancellation of this License.

     e. Copies of the aforementioned records shall be delivered to the Chief Executive of the Minerals Commission and the Head of the Inspectorate Division of the Minerals Commission on the termination of this Agreement and in the event of the Company not obtaining a mining lease in respect of the Licensed Area.
9.   REPORTS:
     --------
     a. The Company shall furnish to the Head of the Inspectorate Division of the Minerals Commission, the Director of Ghana Geological Survey and the Chief Executive of the Minerals Commission, not later than the 15th of each third month, a report giving a general description of the work done by the Company in the preceding quarter and containing a description accompanied by a sketch plan of the areas where gold and base metals or any other minerals were found, particulars of the type of minerals found and the number and weight of samples taken, if any.
     b. The Company shall furnish to the Head of the Inspectorate Division of the Minerals Commission, Chief Executive of the Minerals Commission and the Director of Ghana Geological Survey not later than sixty days after the end of each calendar year, an Annual Report in such form as may be prescribed.
     c. All records, reports, plans and information which the Company is required to supply to the Government and its agents pursuant to the provisions of this Agreement shall be supplied at the expense of the Company.
     d. Any information or material supplied by the Company to the Government pursuant to the provisions of this Agreement shall be treated by the Government, its officers and agents as confidential and shall not be revealed to third parties except with the consent of the Company (which consent shall not be unreasonably withheld) for a period of 12 months with respect to technical information and 36 months with respect to financial information from the date of submission of such information. The Government and persons authorized by the Government may nevertheless use any such information received from the Company for the purpose of preparing and publishing general reports on minerals in Ghana.
10.  FINANCIAL OBLIGATION:
     ----------------------
     a.   The Company shall pay to the Government:
          i. in consideration of the grant of the right of prospecting for gold and base metals in the Licensed Area an amount of US$15,000.00 (fifteen thousand U.S. Dollars) within 30 days from the date of this Agreement.
          ii. a yearly rent of (cent)250,000.00 (two hundred and fifty thousand cedis).
     b. Payment of the rent specified in the foregoing paragraph shall be made yearly in advance, the first year's payment having been made before the execution of this Agreement.
11.  ASSIGNMENT, MORTGAGE, ETC:
     --------------------------
     a. The Company shall not assign, mortgage, sublet or otherwise transfer any interest in the Licensed Area without the prior written consent of the Government.
     b. The Government may impose such conditions on the giving of such consent as it thinks fit.
12.  SURRENDER OF PART OF LICENSED AREA:
     -----------------------------------
     a. The Company may surrender at any time and from time to time by giving not less than three months' notice to the Head of the Inspectorate Division of the Minerals Commission and the Chief Executive of the Minerals Commission, all its rights hereunder in respect of any part or parts of the Licensed Area. The Company shall be relieved of all obligations in respect of the part or parts of the Licensed Area so surrendered except those obligations, which accrued prior to the effective date of surrender.

     b. The Company shall leave the part of the Licensed Area surrendered and everything thereon in a safe condition. The Company shall take all reasonable measures to restore the surface of such part of the Licensed Area surrendered and all structures thereon not the property of the Company to their original condition. In the event that the Company fails to do so, the Head of the Inspectorate Division of the Minerals Commission shall make such part and everything thereon safe and in good condition at the expense of the Company.
13.  EXTENSION OF LICENCE:
     ----------------------
     a. If the Company applies in writing to the Minister not less than three months before the expiration of this Agreement for an extension of the license hereof and if the Company shall not be in default at that time in the performance of any of its obligations hereunder the Company may, subject to the provisions of the Act, be granted an extension for a period not exceeding three years upon such terms and conditions as the parties may agree.
     b. The Company shall, prior to the or at the expiration of the initial term, surrender not less than half the number of blocks of the prospecting area so long, as a minimum of one hundred blocks remain subject to the license and the blocks form not more than three discrete areas each consisting of a single block, or a number of blocks each having a side in common with at least one other block in that area.
14.  RE-ENTRY BY GOVERNMENT:
     -----------------------
     If the operations and activities of the Company in accordance with the prospecting programme shall cease in the Licensed Area--before-the same have been completed and if such cessation shall be due entirely to the fault of the Company, the Government may, upon giving the notice and following the procedure required in paragraph 15 below, re-enter the Licensed Area and take possession of all buildings, erections, plants and materials thereon without compensation to the Company (such right of entry not to prejudice any additional remedy of the Government), and thereupon the Agreement shall terminate.
15.  TERMINATION BY THE GOVERNMENT:
     ------------------------------
     a. The Government may, subject to the provisions of this paragraph, terminate this Agreement if any of the following events shall occur:
          i. the Company shall fail to make any of the payments described in this Agreement on the payment date; or
          ii. the Company shall contravene or fail to comply with any other condition of this Agreement; or
          iii. the Company shall become insolvent or commit any act of bankruptcy or enter into any agreement or composition with its creditors or take advantage of any law for the benefit of debtors or go into liquidation, whether compulsory or voluntary, except for the purposes of reconstruction or amalgamation; or
          iv. the Company knowingly submits any false statement to the Government in connection with this Agreement.
     b. If and whenever the Government decides to terminate this Agreement pursuant to clauses (i) and (ii) of the preceding sub paragraph, the Government shall give the Company notice specifying the particular contravention or failure and permit the Company to remedy the same within sixty days of such notice.
     c. If the Company shall fail to remedy an event specified in clauses (i) and (ii) of sub-paragraph (a) of this paragraph within the stated period, or an event specified in clauses (iii) and (iv) of the said sub-paragraph shall occur, the Government may by notice to the Company terminate this Agreement.

     d. Upon termination of this Agreement by the Government every right of the Company hereunder shall cease (save as specifically otherwise provided hereunder) but subject nevertheless and without prejudice to any obligation or liability imposed or incurred under this Agreement or applicable law prior to the effective date of termination.
     e. No delay or omission or course of dealing by the Government shall impair any of its rights hereunder or be construed to be a waiver of an event specified in sub-paragraph (a) of this paragraph or acquiescence therein.
16.  ASSETS ON TERMINATION OR EXPIRATION:
     -------------------------------------
     (a) The Company may within six months of the termination of the Mining Lease or a further period allowed by the Minister, remove the mining plant if the mining plant is removed solely for the purpose of use by the Company or a person deriving title through the Company, in another relevant mining activity in the Country.
     (b) A mining plant not removed by the Company within two months after the Minister gives notice to the Company at anytime after expiration of the period referred to in subsection (a), shall vest in the Republic on the expiration of the two-month notice period.
     (c) Nothing in this Agreement removes or diminishes an obligation that the Company may have under the Minerals and Mining Act, 2006, (Act 703), another enactment or a condition of this Agreement to remove a mining plant and rehabilitate the land.
     (d) Notwithstanding the foregoing, the Minister, may by notice to the Company require the removal or destruction of any assets of the Company in the Leased Area, and if the Company does not remove or destroy such assets within a period of thirty (30) days from the date of the Minister's notice to that effect, the Minister shall cause such removal or destruction at the expense of the Company.

     (e) The Company shall take all reasonable measures to ensure that all of the assets to be offered for sale to the Government or transferred to the Government in accordance with this paragraph shall be maintained in substantially the same condition in which they were at the date of the termination or the date on which the Company reasonably knew that such termination would occur and any such assets shall not be disposed of, dismantled or destroyed except as specifically provided for in this paragraph.
     (f) Upon the termination or expiration of this Agreement, the Company shall leave the Lease Area and everything thereon in good condition, having regard to the ecology, drainage, reclamation, environmental protection, health and safety; provided however that the Company shall have no obligation in respect of areas where the Company has not undertaken any work or which have not been affected by the Company's operations. In this connection, unless the Head of the Inspectorate Division of the Minerals Commission otherwise directs, the Company shall, in accordance with good mining practices, fill up or fence and make safe all holes and excavations to the reasonable satisfaction of the Head of the Inspectorate Division of the Minerals Commission. In addition the Company shall take all reasonable measures to leave the surface of the Lease Area in usable condition and to restore all structures thereon not the property of the Company to their original condition. In the event that the Company fails to do so, the Minister shall restore and make safe the Lease Area and everything thereon at the expense of the Company.
     (g) The Company shall have the right to enter upon the Lease Area for the aforesaid purposes, subject to the rights of surface owners or others, for a period of six (6) months from the effective date of the termination or such longer period as the Minister may decide.

     (h) On the termination of this Agreement, the Company shall deliver to the Minister the records which the Company is obliged to maintain under the Minerals and Mining Act, 2006, (Act 703); the plans and maps of the area covered by the mining lease prepared by the Company; and other documents, including in electronic format, if available that relate to the mineral right.
17.  FORCE MAJEURE:
     --------------
     a. Failure on the part of the Company to comply with any of the terms and conditions hereof (except the obligations to make payment of monies to the Government) shall not be grounds for cancellation or give the Government any claim for damages in so far as such failure arises from force majeure, the Company having taken all appropriate precautions, due care and reasonable alternative measures with the objective of avoiding such failure and of carrying out its obligations hereunder. The Company shall take all reasonable measures to remove such inability to fulfill the obligations hereunder with the minimum of delay.
     b. For purposes of this paragraph force majeure includes acts of God, war, insurrection, earthquake, storm, flood or other adverse weather condition but shall not include any event caused by the failure to observe good mining industry practice or by the negligence of the Company or any of its employees or contractors.
     c. The Company shall notify the Minister within twenty-four hours of an event of force majeure affecting its ability to fulfill the terms and conditions hereof.
     d. The period of this Agreement shall be extended for a period of time equal to the period or periods during which the company was affected by any of the conditions set forth in sub-paragraph (b) of this paragraph, but not to exceed six months in the aggregate.

18.  FOREIGN EXCHANGE:
     -----------------
     a. Subject to sub-paragraph (b) of this paragraph the Company shall, during the term of this Agreement and so long as it does not derive any revenue from its operations hereunder, finance such operations in the following manner:
          i. by converting to Ghana currency through authorized dealers such amounts of foreign currency as will be sufficient to cover the Company's operating expenses required to be paid in Ghana currency including any payments to the Government and third parties provided that the terms of any loans obtained abroad shall be in conformity with currency international commercial and monetary conditions and that prior notice of such loans and advances shall be furnished to the Bank of Ghana.
          ii. By directly purchasing and/or hiring abroad as is necessary for conducting the prospecting programme with its foreign currency funds and importing to and/or using in Ghana freely and without restrictions such machinery, equipment, materials and services of any nature whatsoever as will be required by the Company for its operations hereunder.
     b. The Company may be required to pay all its rentals and other licensing fees to the Government in dollars or other freely convertible currency, or such currencies as shall be specified by the Bank of Ghana.
     c. All conversions of currency shall be made at the prevailing official rates of exchange.

19.  PRODUCTION AGREEMENT:
     ---------------------
     If upon the expiration of this Agreement the Company shall have carried out its obligations hereunder to the satisfaction of the Government and shall have successfully established to the Government that the development of a mine from ore reserves established within the Licensed Area is economically and financially feasible, then the Government shall grant to the Company the first option to (i) acquire a lease for the purposes of mining in the Licensed Area, and (ii) participate in a mining project in the Licensed Area subject to negotiation with the Government of satisfactory terms for such license and participation
20.  NOTICE:
     -------
     Any application, notice, consent, approval, direction, or instruction hereunder shall be in writing and shall be served by hand or by registered mail. Delivery by hand shall be deemed to be effective when made, and delivery by registered mail shall be deemed to be effective at such time as it would in the ordinary course of registered mail be delivered to the addressee. Until changed by appropriate notice, the Company's address in Ghana is its registered office as set forth above and the addresses of the Government officials are as follows:
     i. The Hon. Minister, Ministry of Lands, Forestry and Mines, P.O. Box M.212, Accra.
     ii. The Head of the Inspectorate Division of the Minerals Commission, Mines Department, P.O. Box 3634, Accra
     iii. The Director, Ghana Geological Survey, P.O. Box M.80, Accra
     iv.  The Chief Executive, Minerals Commission, P.O. Box M.248, Accra
     v.   The Director, Survey Department, P.O. Box 191, Accra
     vi.  The Governor, Bank of Ghana, P.O. Box 2674, Accra.
21.  ARBITRATION:
     ------------
     Subject to the provisions hereof, if any time during the continuance of this Agreement or after its termination any question or dispute arises

                             CONVERSION APPLICATION


                  SEFWI ASAFO - AKRODIE RECONNAISSANCE LICENCE


                                       TO


                           AKRODIE PROSPECTING LICENCE


                                       BY


                           HABER MINING GHANA LIMITED



Prepared by:
Haber Mining Ghana Ltd
January, 2007.

INTRODUCTION
Haber Mining Ghana Limited requests the conversion of the Asafo Akrodie Reconnaissance License to four (4) prospecting licenses on the basis of the accompanying plans and coordinate lists. Haber aims at following up on work begun in the concession area during the reconnaissance stage from which positive indications have been received in several areas.

The Akrodie Prospecting License covers a total area of approximately 125km2 and comprises of two (2) separate blocks. Block 'A' (81.99km2) is centered on the towns of Akrodie and Fawohoyeden and block 'B' (42.15km2) is also centred on the village of Durowaakurom. The two blocks, 'A' and 'B', are each defined by eleven
(11) points that are listed in the table below and on the accompanying site plan.

These converted license area received appreciable coverage of stream sediments sampling during the reconnaissance stage of work. All defined anomalous catchments clearly warrant a more detailed follow-up and testing.

Haber intends to increase considerably the pace of its regional exploration building on the success of the initial reconnaissance work. Haber is establishing a permanent office in Accra and an exploration base in Akrodie from where work in the license will be run.

                         Coordinates of License Pillars
--------------------------------------------------------------------
                               Block A
--------------------------------------------------------------------
   Pillar               Latitude                    Longitude
--------------------------------------------------------------------
     1               6(degree)45'18"            2(degree)35'00"
--------------------------------------------------------------------
     2               6(degree)45'00"            2(degree)35'00"
--------------------------------------------------------------------
     3               6(degree)45'00"            2(degree)33'28"
--------------------------------------------------------------------
     4               6(degree)37'10"            2(degree)33'28"
--------------------------------------------------------------------

--------------------------------------------------------------------
     5               6(degree)39'01"            2(degree)36'06"
--------------------------------------------------------------------
     6               6(degree)39'21"            2(degree)35'50"
--------------------------------------------------------------------
     7               6(degree)39'10"            2(degree)35'00"
--------------------------------------------------------------------
     8               6(degree)39'40"            2(degree)34'10"
--------------------------------------------------------------------
     9               6(degree)40'20"            2(degree)34'00"
--------------------------------------------------------------------
     10              6(degree)41'24"            2(degree)37'00"
--------------------------------------------------------------------
     11              6(degree)45'18"            2(degree)39'23"
--------------------------------------------------------------------
                               Block B
--------------------------------------------------------------------
     1               6(degree)37'53"            2(degree)37'38"
--------------------------------------------------------------------
     2               6(degree)35'00"            2(degree)33'40"
--------------------------------------------------------------------
     3               6(degree)35'00"            2(degree)40'00"
--------------------------------------------------------------------
     4               6(degree)32'52"            2(degree)40'00"
--------------------------------------------------------------------
     5               6(degree)32'52"            2(degree)40'25"
--------------------------------------------------------------------
     6               6(degree)34'34"            2(degree)40'38"
--------------------------------------------------------------------
     7               6(degree)34'52"            2(degree)41'19"
--------------------------------------------------------------------
     8               6(degree)35'50"            2(degree)41'20"
--------------------------------------------------------------------
     9               6(degree)36'38"            2(degree)42'20"
--------------------------------------------------------------------
     10              6(degree)37'04"            2(degree)41'29"
--------------------------------------------------------------------
     11              6(degree)35'27"            2(degree)40'10"
--------------------------------------------------------------------
     12              6(degree)36'50"            2(degree)38'10"
--------------------------------------------------------------------

GEOLOGY
The proposed area features Birimian metavolcanic and metasedimentary units as well as granitoids. The Birimian metavolcanic units, which are dominant in the eastern part, consist of basaltic and andesitic lava flows with minor interbeds of tuffs and volcaniclastics. The area also features highly metamorphosed units that are interpreted to be mainly metasediments and volcaniclastics.

Granitoids are widespread in the western parts of the blocks. These intrusive complexes are predominantly intermediate in composition however, in some areas; they are fairly mafic in composition and commonly feature large roof pendants or xenoliths of metavolcanics.

The concession area features a major NNE-NE trending fault system, possibly splays off the main Ahafo fault/shear system along the belt-basin margin. In addition to this dominant structure, there are crosscutting features oriented E-W and NW-SE.

GOLD MINERALIZATION
The concession area is considered prospective for the following styles of gold mineralization:

     o Shear-hosted low-grade laterally extensive disseminated sulphide and quartz stockwork systems in Birimian metasediments.
     o Gold mineralization associated with shallow-dipping quartz vein and stockwork systems in intensely deformed and altered intrusives as seen in the Ntotoroso and Kenyase areas in the Yamfo district.
     o    Shear zone - hosted quartz veins of variable strike length and width.

PLANNED WORK PROGRAM

The work program proposed for the next 24 months will be dominated by regional soil geochemistry and prospect evaluation. Exploration will be conducted in two phases, the second of which will be dependent upon the positive results from phase 1.

PHASE 1
     o Continued detailed stream sediment sampling throughout the license area at a density of 1-2 samples | km2.

     o Soil sampling on a grid spacing of 50m x 400m on a regional scale and on anomalies generated by stream sediment sampling and previous work. This will be infilled to 200m and possibly 100m as necessary.

     o Regolith mapping over the entire concession. Regolith data will be collected as soil sampling proceeds and regolith map compiled.

     o Geological mapping throughout the area building from the compilation of previous data and interpretation of landsat, DTM and airborne geophysical data.

     o Airborne Geophysics/Remote Sensing interpretation. Haber will purchase existing airborne geophysical data covering the four tenements and the surrounding areas. Alternatively, the company may elect to commission a new airborne survey (Helicopter-borne surveys), much more detailed than the currently available dataset. This would allow the geophysical signatures of known orebodies to be studied as an aid to targeting for new gold deposits.

          Haber, as part of a detailed structural interpretation of the tenement areas in the Sefwi Belt, will commission a study to process and interpret Landsat imagery data derived from satellite-based remose sensing.

     o Trenching of significant anomalies generated. Typically, this will be on an initial spacing of 100m but would be in-filled to 50m based on the configuration and strength of trench anomalies uncovered.

PHASE 2
     o RAB drilling will be undertaken in areas of thick lateritic and overburben cover. RAB drilling provides reliable data on gold values to shallow depths (perhaps to 50m depending on ground conditions).

     o Ground geophysical studies will be carried out on both systematic and selective basis on the concession during the regional studies and prospect evaluation stage. The geophysical study will include magnetic / VLF-EM, IP and HLEM.

     o Dependent on results from trenching and RAB drilling, first pass reverse circulation (RC) drilling will be carried out and if positive would continue into resource definition.

     o Dependent on results of RC drilling, a limited diamond (core) drilling will also be undertaken to provide sub-surface geological information and samples for preliminary metallurgical testwork.

PROJECTED EXPENDITURE
Dependent on results, the following is an indication of expenditure projected for the converted licence during initial period (2 years).

        Item                                                  Projected Cost USA
        ----                                                  ------------------

                                     Phase 1
Stream Sediment Sampling                                            5,000
Soil Geochemistry-selected areas + regional                         10,000
General Mapping - geological + regolith                             5,000
Geophysics / Remote Sensing                                         7,500
Trenching - incl analytical costs                                   20,000
Vehicles                                                            10,000
Subsistence and Accommodation                                       10,000
Crop Compensation                                                   5,000
Field Supplies                                                      5,000
Tenement Administration                                             17,500
Project Support and Administration                                  5,000

                                           Phase 1 Total            100,000


                                     Phase 2
Ground Geophysical Surveys                                          10,000
RAB drilling                                                        30,000
RC Drilling                                                         90,000
Prelim. Diamond Drilling                                            20,000
Vehicles                                                            10,000
Subsistence and Accommodation                                       10,000
Crop Compensation                                                   5,000

Tenement Administration                                             5,000
Field Supplies                                                      10,000
Project Support and Administration                                  10,000

                                           Phase 2 Total            200,000

                         Grand Total (Phase 1 + Phase 2)            300,000

                                [CHART OMITTED]
     be the Chairman and shall be appointed by the two arbitrators representing each party.
22.  GOVERNING LAW:
     --------------
     This Agreement shall be governed by, construed and interpreted in accordance with the laws of Ghana.
23.  HEADINGS:
     ---------
     The headings given to paragraphs in this Agreement are for convenience only and shall not affect the construction or interpretation of this Agreement.
               THE SCHEDULE ABOVE REFERRED TO:
               -------------------------------
                                    AREA 'A'
                                    --------
     All that piece or parcel of land containing an approximate area of 81.99 square kilometres lying to the North of Latitudes 6(degree)37'10", 6(degree)39'01", 6(degree)40'20" and 6(degree)41'24", South of Latitudes 6(degree)45'18", 6(degree)45'00", 6(degree)39'20" 6(degree)39'10",
     6(degree)39'40" and 6(degree)45'18"; East of Longitudes 2(degree)36'06", 2(degree)35'50" 2(degree)35'00", 2(degree)34'10, 2(degree)34'00",
     2(degree)37'00" and 2(degree)39'23"; West of Longitudes 2(degree)35'00" and 2(degree)33'28" in the Asunafo District of the Brong Ahafo Region of the Republic of Ghana which piece or parcel of land is more particularly delineated on the plan annexed hereto for the purposes of identification and not of limitation.
                                    AREA 'B'
                                    --------
     All that piece or parcel of land containing an approximate area of 43.00 square kilometres lying to the North of Latitudes 6(degree)35'00", 6(degree)3252", 6(degree)34'34" 6(degree)34'52" and 6(degree)35'50", South of Latitudes 6(degree)37'53", 6(degree)36'38", 6(degree)37'04" 6(degree)35'27", and 6(degree)36'50'; East of Longitudes 2(degree)37'38", 2(degree)40'25" 2(degree)40'38", 2(degree)41'19, 2(degree)41'20",
     2(degree)42'20" 2(degree)41'29" and 2(degree)38'10"; West of Longitudes 2(degree)33'40" 2(degree)40'00" and 2(degree)40'10" in the Asunafo District of the Brong Ahafo Region of the Republic of Ghana which piece or parcel of land is more particularly delineated on the plan annexed hereto for the purposes of identification and not of limitation.

                                 [MAP OMITTED]

                     THIS IS THE PLAN REFERRED TO



                     IN THE ANNEXED PROSPECTING LICENCE



                     DATED THIS 5TH DAY OF April 2007



                              /s/ Dominik Fobih
                     THE HON. MINISTER OF LANDS, FORESTRY AND MINES [MIN. OF LANDS, FORESTRY & MINES STAMP/SEAL]



                              /s/ Edward Ayensu
                         HABER MINING GHANA LIMITED
                         4TH CIRCULAR CLOSE, SSNIT ESTATES
                         CANTONMENTS, ACCRA
                         P.O. BOX KIA 16525, ACCRA
     regarding the rights, powers, duties and liabilities of the parties hereto such question or dispute shall be referred to arbitration in accordance with the Arbitration Act 1961 (Act 38). In such event, there shall be three arbitrators, one to be appointed by each party. The third arbitrator shall be the Chairman and shall be appointed by the two arbitrators representing each party.
22.  GOVERNING LAW:
     --------------
     This Agreement shall be governed by, construed and interpreted in accordance with the laws of Ghana.
23.  HEADINGS:
     ---------
     The headings given to paragraphs in this Agreement are for convenience only and shall not affect the construction or interpretation of this Agreement.

                         THE SCHEDULE ABOVE REFERRED TO:
                         -------------------------------
     All that piece or parcel of land containing an approximate area of 132.30 square kilometres lying to the North of Latitudes 6(degree)20'20", 6(degree)21'18", 6(degree)21'35", 6(degree)21'38", 6(degree)22'46",
     6(degree)23'20", 6(degree)23'29", 6(degree)23'32" and 6(degree)24'06' South of Latitudes 6(degree)25'20", 6(degree)26'38", 6(degree)29'07" and 6(degree)29'15"; East of Longitudes 2(degree)38'29", 2(degree)39'20" and 2(degree)41'20"; West of Longitudes 2(degree)31'48", 2(degree)32'40", 2(degree)32'43" and 2(degree)33'20" in the Sefwi Wiawso District of the Western Region of the Republic of Ghana which piece or parcel of land is more particularly delineated on the plan annexed hereto for the purposes of identification and not of limitation.

IN WITNESS WHEREOF the parties hereto have executed this Agreement the day and year first above written.

SIGNED AND SEALED with the SEAL of        ]
the Ministry of Lands, Forestry and       ]   /s/ Dominic Fobih
Mines and DELIVERED by the said           ]   -----------------
PROF. DOMINIC K. FOBIH                    ]   [MIN. OF LANDS, FORESTRY & MINES
Minister of Lands, Forestry and Mines for ]   STAMP/SEAL]
and on behalf of the Government of the    ]
Republic of Ghana in the presence:        ]


[SIGNATURE ILLEGIBLE]
[SIGNATURE ILLEGIBLE]
---------------------
CHIEF DIRECTOR
MINISTRY OF LANDS, FORESTRY & MINES

The COMMON SEAL/STAMP of the said         ]
HABER MINING GHANA LIMITED                ]    HABER MINING GHANA LIMITED
was affixed to these presents and the     ]    4th CIRCULAR CLOSE, SSNIT ESTATES
same were DELIVERED in the                ]    CANTONMENTS, ACCRA
presence of:                              ]    P.O. BOX K1A 16525, ACCRA



                                                  /s/ Edward Ayensu
[SIGNATURE ILLEGIBLE]                             Edward S. Ayensu
---------------------                             -----------------
 DIRECTOR/SECRETARY                               MANAGING DIRECTOR

                                  OATH OF PROOF
                                  -------------

I George Banful of Minerals Commission MAKE OATH and SAY that on the
.............. day of ............... 2007 I was present and saw
...................... the Minister of Lands, Forestry and Mines duly execute the
Instrument now produced to me and Marked "A" and that the said PROF. DOMINIC K. FOBIH can read and write, Sworn at Accra this 19th day of April 2007

          Before Me.


  [SIGNATURE ILLEGIBLE]
  ---------------------                          ---------------------
   REGISTRAR OF LANDS                                  DEPONENT
   [STAMP ILLEGIBLE]

This is the Instrument Marked "A" Referred to in the Oath of George Banful SWORN before me this 19th day of April 2007


                             [SIGNATURE ILLEGIBLE]
                             ---------------------
                               REGISTRAR OF LANDS
                               [STAMP ILLEGIBLE]

On the 19th day of April 2007 at 8:30 O'clock in the forenoon this Instrument was proved before me by the Oath of the within-named George Banful to have been duly executed by the within-named PROF. DOMINIC K. FOBIH.


                             [SIGNATURE ILLEGIBLE]
                             ---------------------
                               REGISTRAR OF LANDS
                               [STAMP ILLEGIBLE]

T H I S A G R E E M E N T is made the 5TH day of April 2007 BETWEEN THE GOVERNMENT OF THE REPUBLIC OF GHANA (hereinafter called "THE GOVERNMENT") acting by PROF. DOMINIC K. FOBIH, the Minister of Lands, Forestry and Mines (hereinafter called "THE MINISTER") of the One Part and HABER MINING GHANA LIMITED having its registered address at 4TH CIRCULAR CLOSE, SSNIT ESTATES, CANTONMENTS-ACCRA, P.O. BOX K.I.A. 16525, ACCRA, GHANA (hereinafter called "THE COMPANY") of the Other Part.
W H E R E A S:
--------------
A. It is Government's policy to take all such steps as it deems appropriate and effective for prospecting for minerals in the Republic of Ghana and for producing gold and base metals hereby ensuring that the maximum possible benefits accrue to the nation from the exploitation of its mineral resources;
B. In pursuit of the above policy Government desires to secure the operation of Companies which possess the necessary financial managerial qualifications and skills for carrying out mineral operations;
C. The Company, which warrants its financial, technical and managerial competence for undertaking mineral operations has declared itself willing to engage in prospecting operations in Ghana on the understanding that it shall bear the risk and cost of such prospecting operations and on establishing that there are good prospects for undertaking commercial mining operations it may apply for and be granted a mining lease subject to the provisions of the Minerals and Mining Act, 2006 (Act 703);
WITNESSESS AS FOLLOWS:
----------------------
1. The Government hereby grants unto the Company the right and licence to Prospect for and prove gold and base metals under or in the area described in the Schedule hereto and demarcated on the map which forms part of this AGREEMENT (hereinafter called "the Licence Area") excluding any parts to be relinquished from time to time for a term of TWO (2) YEARS from the 5TH day of April 2007 with a right of extension as hereinafter provided.

     LAND REGISTRY NO 19/2007

2.   RIGHTS OF THE COMPANY:
     ----------------------
     a. The Company shall have the right to conduct such geological and geophysical investigations in the Licensed Area, as it considers necessary to determine an adequate quantity of geologically proven and mineable reserve of gold and base metals.
     b. The Company may exercise all or any of the rights and powers granted hereunder through agents, independent contractors or sub-contractors.
     c. The Company shall not conduct any operations in a sacred area and shall not without the prior consent of the Minister conduct any operations:
          i. within twenty metres of any building, installations, reservoir, dam, public road, railway or area appropriated for a railway; or
          ii. in an area occupied by a market, burial ground, cemetery or within a town or village or an area set apart for, used, appropriated or dedicated to a public purpose.
     d. Nothing contained in this Agreement shall be deemed to permit the Company to dispense with the necessity of applying for and obtaining any permit or authority, which the Company may be required by law or regulation to obtain in respect of any works and/or activities to be carried out hereunder.
3.   RIGHTS OF THIRD PARTIES:
     ------------------------
     a. The Government reserves the right to grant licences to third parties for prospecting or to enter into Agreements for the production of minerals other than gold and base metals in the Licensed Area, provided that any such activity shall not unreasonably interfere with the rights granted to the Company hereunder.

     b. The Company shall not hinder or prevent members of the local population from exercising the following customary rights and privileges in or over the Licensed Area:
          i.   to hunt game
          ii.  to gather firewood for domestic purposes
          iii. to collect snails
          iv.  to till and cultivate farms
          v. to observe rites in respect of groves and other areas held to be sacred.
          Provided always that where the exercise of these customary rights and privileges unduly interferes with or obstructs the operations of the Company hereunder, the Company shall make arrangements with members of the said local population for the limitation or waiver of such rights and privileges, such arrangements to include the payment of compensation where necessary. The Government shall furnish such assistance as is reasonably required in the making of such arrangements.
4.   CONDUCT OF OPERATIONS:
     ----------------------
     a. The Company shall conduct all of its operations hereunder with due diligence, efficiency and economy to the maximum extent possible consistent with good mining industry practice and in a proper workmanlike manner observing sound technical and engineering principles and practices, using appropriate modern and effective equipment, machinery, materials and methods and to pay particular regard to the protection of the environment.
     b. The Company shall maintain all equipment in good repair and all pits and trenches and all excavated areas in safe and good condition and take all practicable steps:-

          i.   to prevent damage to adjoining farms and villages;
          ii. to avoid damage to trees, crops, building, structures and other property in the Licensed Area except that where the damage is unavoidable the Company shall pay fair and reasonable compensation.
          The Company shall provide and maintain in good repair and proper condition roads, gates, stiles and fences for the convenient occupation of the surface of the Licensed Area.
     c. The Company shall use its best efforts. to exercise its rights and powers granted by this Agreement in such manner as not to cause interference with or avoidable obstruction or interruption to the felling of timber by the licensed timber operators within the Licensed Area and the Government shall furnish assistance to the Company to make appropriate arrangements with such operators to permit the prospecting programme to proceed without interference or delay.
5.   WORKING OBLIGATIONS:
     --------------------
     a. The Company shall with due diligence and by means of modern geological, geophysical and other methods normally associated with mineral prospecting and within three months of the date of this Agreement or at such other time as the Minister may specify, commence prospecting operations with a view to establishing the existence of gold and base metals in economic quantities.
     b. The Company, having prior to the commencement of this Agreement submitted its programme of work to the Government, shall carry out its operations in accordance with the programme and the Chief Executive of the Minerals Commission, Head of the Inspectorate Division of the Minerals Commission or any other officer authorized by the Government shall from time to time inspect the operations to ensure that the Company does so.

     c. The Company shall diligently continue to carry out its operations hereunder and shall spend as actual direct prospecting expenditure not less than the minimum amounts specified in its work programme.
     d. If on the termination or expiration of this Agreement for any reason other than force majeure the Company shall not have spent the amounts specified in the work programme, the difference between the amount actually expended and the stipulated minimum for the year in which termination or expiration takes place shall be paid to the Government within thirty days after the date of such termination or expiration provided that if the termination shall be occasioned by force majeure or upon adequate proof, by the Company that gold and base metals mineralization does not exist in sufficient quantities in the area to warrant completion of the work programme, the Company shall not be liable to pay to the Government any difference on the stipulated minimum expenditure.
6.   NOTIFICATION OF DISCOVERY OF OTHER MINERALS:
     --------------------------------------------
     The Company shall report forthwith to the Minister, the Head of the Inspectorate Division of the Minerals Commission, the Director of Geological Survey and the Chief Executive of the Minerals Commission the discovery in the Licensed Area of any other minerals and the Company shall be given the first option to prospect further and to work the said minerals subject to satisfactory arrangements between the Government and the Company.
7.   SAMPLES:
     --------
     a. The Company shall not during the currency of this Agreement destroy, except in analyses, any cores or samples obtained from the Licensed Area without the prior written consent of the Director of Ghana Geological Survey.

     b. The Company shall provide the Director of Ghana Geological Survey and the Head of the Inspectorate Division of the Minerals Commission with such samples from the Licensed Area as they may from time to time reasonably request.
     c. All cores and samples obtained from the Licensed Area shall be delivered to the Director of Ghana Geological Survey on the termination of this Agreement and in the event of the Company not obtaining a mining lease.
8.   RECORDS:
     --------
     a. The Company shall maintain at its registered office copies of the following:
          i. full and complete records and books of account relating to the prospecting programme.
          ii. the detailed results and analysis of all surveys, boring, pitting, investigations and other testing conducted pursuant to the provisions of this Agreement.
     b. The records referred to in the foregoing paragraph shall include copies of all geological, geophysical, geochemical, drilling and pitting reports relating to the Licensed Area and all maps, drawings and diagrams pertaining to these reports.
     c. The said records, with the exception of proprietary technical information, shall be made available for inspection at reasonable times without delaying work on the prospecting programme, by the Head of the Inspectorate Division of the Minerals Commission and the Chief Executive of the Minerals Commission or their representatives, upon request, and shall be retained in Ghana, unless removed with Government's consent.
     d. Failure to keep such records and to produce them for inspection upon receipt of reasonable notice shall constitute just cause for the cancellation of this Licence.

     e. Copies of the aforementioned records shall be delivered to the Chief Executive of the Minerals Commission and the Head of the Inspectorate Division of the Minerals Commission on the termination of this Agreement and in the event of the Company not obtaining a mining lease in respect of the Licensed Area.
9.   REPORTS:
     --------
     a. The Company shall furnish to the Head of the Inspectorate Division of the Minerals Commission, the Director of Ghana Geological Survey and the Chief Executive of the Minerals Commission, not later than the 15th of each third month, a report giving a general description of the work done by the Company in the preceding quarter and containing a description accompanied by a sketch plan of the areas where gold and base metals or any other minerals were found, particulars of the type of minerals found and the number and weight of samples taken, if any.
     b. The Company shall furnish to the Head of the Inspectorate Division of the Minerals Commission, Chief Executive of the Minerals Commission and the Director of Ghana Geological Survey not later than sixty days after the end of each calendar year, an Annual Report in such form as may be prescribed.
     c. All records, reports, plans and information which the Company is required to supply to the Government and its agents pursuant to the provisions of this Agreement shall be supplied at the expense of the Company.
     d. Any information or material supplied by the Company to the Government pursuant to the provisions of this Agreement shall be treated by the Government, its officers and agents as confidential and shall not be revealed to third parties except with the consent of the Company (which consent shall not be unreasonably withheld) for a period of 12 months with respect to technical information and 36 months with respect to financial information from the date of submission of such information. The Government and persons authorized by the Government may nevertheless use any such information received from the Company for the purpose of preparing and publishing general reports on minerals in Ghana.
10.  FINANCIAL OBLIGATION:
     ---------------------
     a.   The Company shall pay to the Government:
          i. in consideration of the grant of the right of prospecting for gold and base metals in the Licensed Area an amount of US$15,000.00 (fifteen thousand U.S. Dollars) within 30 days from the date of this Agreement.
          ii.  a yearly rent of (cent)200,000.00 (two hundred thousand cedis).
     b. Payment of the rent specified in the foregoing paragraph shall be made yearly in advance, the first year's payment having been made before the execution of this Agreement.
11.  ASSIGNMENT, MORTGAGE, ETC:
     --------------------------
     a. The Company shall not assign, mortgage, sublet or otherwise transfer any interest in the Licensed Area without the prior written consent of the Government.
     b. The Government may impose such conditions on the giving of such consent as it thinks fit.
12.  SURRENDER OF PART OF LICENSED AREA:
     -----------------------------------
     a. The Company may surrender at any time and from time to time by giving not less than three months' notice to the Head of the Inspectorate Division of the Minerals Commission and the Chief Executive of the Minerals Commission, all its rights hereunder in respect of any part or parts of the Licensed Area. The Company shall be relieved of all obligations in respect of the part or parts of the Licensed Area so surrendered except those obligations, which accrued prior to the effective date of surrender.

     b. The Company shall leave the part of the Licensed Area surrendered and everything thereon in a safe condition. The Company shall take all reasonable measures to restore the surface of such part of the Licensed Area surrendered and all structures thereon not the property of the Company to their original condition. In the event that the Company fails to do so, the Head of the Inspectorate Division of the Minerals Commission shall make such part and everything thereon safe and in good condition at the expense of the Company.
13.  EXTENSION OF LICENCE:
     ---------------------
     a. If the Company applies in writing to the Minister not less than three months before the expiration of this Agreement for an extension of the licence hereof and if the Company shall not be in default at that time in the performance of any of its obligations hereunder the Company may, subject to the provisions of the Act, be granted an extension for a period not exceeding three years upon such terms and conditions as the parties may agree.
     b. The Company shall, prior to the or at the expiration of the initial term, surrender not less than half the number of blocks of the prospecting area so long as a minimum of one hundred blocks remain subject to the licence and the blocks form not more than three discrete areas each consisting of a single block, or a number of blocks each having a side in common with at least one other block in that area.
14.  RE-ENTRY BY GOVERNMENT:
     -----------------------
     If the operations and activities of the Company in accordance with the prospecting programme shall cease in the Licensed Area before the same have been completed and if such cessation shall be due entirely to the fault of the Company, the Government may, upon giving the notice and following the procedure required in paragraph 15 below, re-enter the Licensed Area and take possession of all buildings, erections, plants and materials thereon without compensation to the Company (such right of entry not to prejudice any additional remedy of the Government), and thereupon the Agreement shall terminate.
15.  TERMINATION BY THE GOVERNMENT:
     ------------------------------
     a. The Government may, subject to the provisions of this paragraph, terminate this Agreement if any of the following events shall occur:
          i. the Company shall fail to make any of the payments described in this Agreement on the payment date; or
          ii. the Company shall contravene or fail to comply with any other condition of this Agreement; or
          iii. the Company shall become insolvent or commit any act of bankruptcy or enter into any agreement or composition with its creditors or take advantage of any law for the benefit of debtors or go into liquidation, whether compulsory or voluntary, except for the purposes of reconstruction or amalgamation; or
          iv. the Company knowingly submits any false statement to the Government in connection with this Agreement.
     b. If and whenever the Government decides to terminate this Agreement pursuant to clauses (i) and (ii) of the preceding sub paragraph, the Government shall give the Company notice specifying the particular contravention or failure and permit the Company to remedy the same within sixty days of such notice.
     c. If the Company shall fail to remedy an event specified in clauses (i) and (ii) of sub-paragraph (a) of this paragraph within the stated period, or an event specified in clauses (iii) and (iv) of the said sub paragraph shall occur, the Government, may by notice to the Company terminate this Agreement.

     d. Upon termination of this Agreement by the Government every right of the Company hereunder shall cease (save as specifically otherwise provided hereunder) but subject nevertheless and without prejudice to any obligation or liability imposed or incurred under this Agreement or applicable law prior to the effective date of termination.
     e. No delay or omission or course of dealing by the Government shall impair any of its rights hereunder or be construed to be a waiver of an event specified in sub-paragraph (a) of this paragraph or acquiescence therein.
16.  ASSETS ON TERMINATION OR EXPIRATION:
     ------------------------------------
     (a) The Company may within six months of the termination of the Mining Lease or a further period allowed by the Minister, remove the mining plant if the mining plant is removed solely for the purpose of use by the Company or a person deriving title through the Company, in another relevant mining activity in the Country.
     (b) A mining plant not removed by the Company within two months after the Minister gives notice to the Company at anytime after expiration of the period referred to in subsection (a), shall vest in the Republic on the expiration of the two-month notice period.
     (c) Nothing in this Agreement removes or diminishes an obligation that the Company may have under the Minerals and Mining Act, 2006, (Act 703), another enactment or a condition of this Agreement to remove a mining plant and rehabilitate the land.
     (d) Notwithstanding the foregoing, the Minister, may by notice to the Company require the removal or destruction of any assets of the Company in the Leased Area, and if the Company does not remove or destroy such assets within a period of thirty (30) days from the date of the Minister's notice to that effect, the Minister shall cause such removal or destruction at the expense of the Company.

     (e) The Company shall take all reasonable measures to ensure that all of the assets to be offered for sale to the Government or transferred to the Government in accordance with this paragraph shall be maintained in substantially the same condition in which they were at the date of the termination or the date on which the Company reasonably knew that such termination would occur and any such assets shall not be disposed of, dismantled or destroyed except as specifically provided for in this paragraph.
     (f) Upon the termination or expiration of this Agreement, the Company shall leave the Lease Area and everything thereon in good condition, having regard to the ecology, drainage, reclamation, environmental protection, health and safety; provided however that the Company shall have no obligation in respect of areas where the Company has not undertaken any work or which have not been affected by the Company's operations. In this connection, unless the Head of the Inspectorate Division of the Minerals Commission otherwise directs, the Company shall, in accordance with good mining practices, fill up or fence and make safe all holes and excavations to the reasonable satisfaction of the Head of the Inspectorate Division of the Minerals Commission. In addition the Company shall take all reasonable measures to leave the surface of the Lease Area in usable condition and to restore all structures thereon not the property of the Company to their original condition. In the event that the Company fails to do so, the Minister shall restore and make safe the Lease Area and everything thereon at the expense of the Company.
     (g) The Company shall have the right to enter upon the Lease Area for the aforesaid purposes, subject to the rights of surface owners or others, for a period of six (6) months from the effective date of the termination or such longer period as the Minister may decide.

          others, for a period of six (6) months from the effective date of the termination or such longer period as the Minister may decide.
     (h) On the termination of this Agreement, the Company shall deliver to the Minister the records which the Company is obliged to maintain under the Minerals and Mining Act, 2006, (Act 703); the plans and maps of the area covered by the mining lease prepared by the Company; and other documents, including in electronic format, if available that relate to the mineral right.
17.  FORCE MAJEURE:
     --------------
     a. Failure on the part of the Company to comply with any of the terms and conditions hereof (except the obligations to make payment of monies to the Government) shall not be grounds for cancellation or give the Government any claim for damages in so far as such failure arises from force majeure, the Company having taken all appropriate precautions, due care and reasonable alternative measures with the objective of avoiding such failure and of carrying out its obligations hereunder. The Company shall take all reasonable measures to remove such inability to fulfill the obligations hereunder with the minimum of delay.
     b. For purposes of this paragraph force majeure includes acts of God, war, insurrection, earthquake, storm, flood or other adverse weather condition but shall not include any event caused by the failure to observe good mining industry practice or by the negligence of the Company or any of its employees or contractors.
     c. The Company shall notify the Minister within twenty-four hours of an event of force majeure affecting its ability to fulfill the terms and conditions hereof.
     d. The period of this Agreement shall be extended for a period of time equal to the period or periods during which the company was affected by any of the conditions set forth in sub-paragraph (b) of this paragraph, but not to exceed six months in the aggregate.
18.  FOREIGN EXCHANGE:
     -----------------
     a. Subject to sub-paragraph (b) of this paragraph the Company shall, during the term, of this Agreement and so long as it does not derive any revenue from its operations hereunder, finance such operations in the following manner:
          i. by converting to Ghana currency through authorized dealers such amounts of foreign currency as will be sufficient to cover the Company's operating expenses required to be paid in Ghana currency including any payments to the Government and third parties provided that the terms of any loans obtained abroad shall be in conformity with currency international commercial and monetary conditions and that prior notice of such loans and advances shall be furnished to the Bank of Ghana.
          ii. By directly purchasing and/or hiring abroad as is necessary for conducting the prospecting programme with its foreign currency funds and importing to and/or using in Ghana freely and without restrictions such machinery, equipment, materials and services of any nature whatsoever as will be required by the Company for its operations hereunder.
     b. The Company may be required to pay all its rentals and other licensing fees to the Government in dollars or other freely convertible currency, or such currencies as shall be specified by the Bank of Ghana.
     c. All conversions of currency shall be made at the prevailing official rates of exchange.

19.  PRODUCTION AGREEMENT:
     ---------------------
     If upon the expiration of this Agreement the Company shall have carried out its obligations hereunder to the satisfaction of the Government and shall have successfully established to the Government that the development of a mine from ore reserves established within the Licensed Area is economically and financially feasible, then the Government shall grant to the Company the first option to (i) acquire a lease for the purposes of mining in the Licensed Area, and (ii) participate in a mining project in the Licensed Area subject to negotiation with the Government of satisfactory terms for such licence and participation
20.  NOTICE:
     -------
     Any application, notice, consent, approval, direction, or instruction hereunder shall be in writing and shall be served by hand or by registered mail. Delivery by hand shall be deemed to be effective when made, and delivery by registered mail shall be deemed to be effective at such time as it would in the ordinary course of registered mail be delivered to the addressee. Until changed by appropriate notice, the Company's address in Ghana is its registered office as set forth above and the addresses of the Government officials are as follows:
     i The Hon. Minister, Ministry of Lands, Forestry and Mines, P.O. Box M.212, Accra.
     ii. The Head of the Inspectorate Division of the Minerals Commission, Mines Department, P.O. Box 3634, Accra
     iii. The Director, Ghana Geological Survey, P.O. Box M.80, Accra
     iv.  The Chief Executive, Minerals Commission, P.O. Box M.248, Accra
     v.   The Director, Survey Department, P.O. Box 191, Accra
     vi.  The Governor, Bank of Ghana, P.O. Box 2674, Accra.
21.  ARBITRATION:
     ------------
     Subject to the provisions hereof, if any time during the continuance of this Agreement or after its termination any question or dispute shall arise

                             CONVERSION APPLICATION


                  SEFWI ASAFO - AKRODIE RECONNAISSANCE LICENCE


                                       TO


                           DATANO PROSPECTING LICENCE


                                       BY


                           HABER MINING GHANA LIMITED



Prepared by:
Haber Mining Ghana Ltd
January, 2007

INTRODUCTION
Haber Mining Ghana Limited requests the conversion of the portions of the Sefwi Asafo - Akrodie reconnaissance licence to the Datano prospecting licence.

The main focus of Haber exploration activities during the past one year has been define areas within the broader reconnaissance licence with sufficient potion to justify conversion to prospecting licence(s), and to gain preliminary information on the subsurface extent and tenor of identified anomalies.

The Datano prospecting licence is one of the four prospecting concessions converted from the original Sefwi Asafo - Akrodie reconnaissance licence. The Datano concession covers an area of 99km2 and has boundaries defined by fifteen
(15) points that are listed in the table below.

                         Coordinates of Licence Pillars
--------------------------------------------------------------------
   Pillar               Latitude                    Longitude
--------------------------------------------------------------------
     1               6(degree)21'20"            2(degree)25'00"
--------------------------------------------------------------------
     2               6(degree)17'43"            2(degree)25'00"
--------------------------------------------------------------------
     3               6(degree)15'00"            2(degree)25'48"
--------------------------------------------------------------------
     4               6(degree)15'00"            2(degree)30'00"
--------------------------------------------------------------------
     5               6(degree)15'18"            2(degree)30'00"
--------------------------------------------------------------------
     6               6(degree)15'18"            2(degree)32'50"
--------------------------------------------------------------------
     7               6(degree)16'10"            2(degree)32'50"
--------------------------------------------------------------------
     8               6(degree)16'10"            2(degree)35'37"
--------------------------------------------------------------------
     9               6(degree)18'10"            2(degree)34'44"
--------------------------------------------------------------------
     10              6(degree)18'10"            2(degree)31'45"
--------------------------------------------------------------------
     11              6(degree)20'39"            2(degree)30'39"
--------------------------------------------------------------------
     12              6(degree)15'28"            2(degree)28'55"
--------------------------------------------------------------------
     13              6(degree)15'29"            2(degree)28'25"
--------------------------------------------------------------------

--------------------------------------------------------------------
     14              6(degree)16'40"            2(degree)27'35"
--------------------------------------------------------------------
     15              6(degree)21'20"            2(degree)25'30"
--------------------------------------------------------------------

GEOLOGY
Much of the proposed area is underlain by an intrusive complex, the Tano River batholith. The intrusive complex is predominantly intermediate in composition and commonly feature large roof pendants or xenoliths of metavolcanics. The Tano River complex ranges from diorite through granodiorite to trondhjemite and quartz monzonite. These are characteristically hornblende-bearing and porphyritic. Metasomatized phases of the Tano River complex, which appear as albite-veined quartz porphyry, are present along the eastern margin of the complex. Felsic phases, usually distinguished by high radiometric potassium content, are also present.

Structurally, the proposed concession is dominated by N-S, E-W, WNE-ESE and NW trending cross faults and lineaments interpreted from landsat imagery.

GOLD MINERALIZATION
Gold mineralization is associated with sheared and fractured quartz veins, which are typically shallow dipping. Isolated quartz veins of limited strike extents with little or no alteration haloes have been reported in the intrusive complex.

The concession is also considered highly prospective for gold mineralization associated with shallow-dipping quartz vein and stockwork systems in intensely deformed and highly altered intrusives as seen in the Ntotoroso and Kenyase areas in the Yamfo district.

PLANNED WORK PROGRAM

The following exploration program is planned during the initial 2 year tenure of the prospecting licence.


o    Stream Sediments Sampling - Replicate and Check
The company proposes to collect and analyze fine fraction material (minus 180 micron) as finer fractions in the Sefwi belt generally yield more consistent results than the bulk sampling (BLEG) techniques adopted at the reconnaissance stage.

All previous sampling sites will be re-sampled and anomalous sites will then be revisited for follow up sampling particularly sites where specks of visible gold have been recorded.

o    Soil Sampling
The soil sampling technique will be used to cover any catchment areas which have gold in the stream sediment samples and along the litho-structural zones identified. A grid spacing of 50m * 400m is planned but this will be in-filled to 200m and possibly 100m as necessary.

o    Regolith Mapping
Correct interpretation of soil sampling results requires an understanding of the local regolith. Regolith data will be collected as sampling proceeds.

o    Geological and Structural Mapping
Geological mapping will be undertaken with soil sampling and independently in areas of particular geological interest. The geological and structural mapping will be built up from the interpretation of landsat, digital terrain model and airborne geophysical data.

o    Ground Geophysical Surveys
Ground geophysical studies will be carried out to get a better understanding of bedrock geology. IP and ground magnetic surveys are envisaged. Ground magnetics will assist in better definition of bedrock structure and IP may be quite effective in outlining zones in bedrock with disseminated sulphides, which are probably associated with gold-bearing structures and vein systems.

o    Trenching
Trenching of significant soil anomalies generated will be undertaken. Typically, this will be on an initial spacing of 200m but would be infilled to 100m and 50m based on the configuration and strength of trench anomalies uncovered.

o    RAB Drilling
RAB drilling will be undertaken to shallow depths of 30-50m in areas of thick overburden cover and lateritic cappings. The RAB drilling will precede any first pass RC drilling program.

Proposed Exploration Budget
The estimated cost of the exploration program outlined above during the initial 2 years of work is:

--------------------------------------------------------------------------------
             Cost Item                                                US $
--------------------------------------------------------------------------------
Geochemistry - Stream Sediments                                     5000
--------------------------------------------------------------------------------
Geochemistry - Soil Sampling                                        10000
--------------------------------------------------------------------------------
Geochemical Analysis (stream, soil, rock)                           15000
--------------------------------------------------------------------------------
Regolith Mapping                                                    5000
--------------------------------------------------------------------------------
Geological Mapping                                                  5000
--------------------------------------------------------------------------------
Ground Geophysical Surveys                                          8,000
--------------------------------------------------------------------------------
Airborne Geophysics /Remote Sensing                                 5000
--------------------------------------------------------------------------------
Trenching incl. analytical costs                                    15000
--------------------------------------------------------------------------------
RAB drilling incl analytical costs                                  50000
--------------------------------------------------------------------------------
Vehicles and running costs                                          15,000
--------------------------------------------------------------------------------
Accommodation and Travels                                           10,000
--------------------------------------------------------------------------------
Crop Compensation                                                   5,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tenement Adminstration                                              17,000
--------------------------------------------------------------------------------
General Administration Costs                                        10,000
--------------------------------------------------------------------------------
                                                Total Budget        175,000
                                                --------------------------------

                                   PROJECT SCHEDULE - DATANO PL
-------------------------------------------------------------------------------------------------
  ACTIVITY/TIME (MONTH)               1    2    3    4    5    6    7    8    9    10   11   12
-------------------------------------------------------------------------------------------------
Stream Sediment Sampling             ..........
-------------------------------------------------------------------------------------------------
Soil Sampling                                  .........................               ..........
-------------------------------------------------------------------------------------------------
Regolith Mapping                               ..............................
-------------------------------------------------------------------------------------------------
Geological Mapping                             ..................................................
-------------------------------------------------------------------------------------------------
  ACTIVITY/TIME (MONTH)               13   14   15   16   17   18   19   20   21   22   23   24
-------------------------------------------------------------------------------------------------
Ground Geophysical Studies           ..........
-------------------------------------------------------------------------------------------------
Trenching                                      ....................
-------------------------------------------------------------------------------------------------
RAB Drilling                                                       ...............
-------------------------------------------------------------------------------------------------
Database Review & Reporting                                                       ...............
-------------------------------------------------------------------------------------------------

                                 [MAP OMITTED]
     be the Chairman and shall be appointed by the two arbitrators representing each party.
22.  GOVERNING LAW:
     --------------
     This Agreement shall be governed by, construed and interpreted in accordance with the laws of Ghana.
23.  HEADINGS:
     ---------
     The headings given to paragraphs in this Agreement are for convenience only and shall not affect the construction or interpretation of this Agreement.


                         THE SCHEDULE ABOVE REFERRED TO:
                         -------------------------------

     All that piece or parcel of land containing an approximate area of 99.00 square kilometres lying to the North of Latitudes 6(degree)17'43", 6(degree)15'00", 6(degree)15'18" and 6(degree)16'10", South of Latitudes 6(degree)21'20", 6(degree)18'10", 6(degree)20'39" 6(degree)15'28",
     6(degree)15'29" and 6(degree)16'40"; East of Longitudes 2(degree)30'00", 2(degree)32'50" 2(degree)35'37", 2(degree)34'44, 2(degree)31'45",
     2(degree)28'25", 2(degree)27'35""and 2(degree)25'30"; West of Longitudes 2(degree)25'00", 2(degree)26'20" and 2(degree)28'55" in the Sefwi Wiawso District of the Western Region of the Republic of Ghana which piece or parcel of land is more particularly delineated on the plan annexed hereto for the purposes of identification and not of limitation.

IN WITNESS WHEREOF the parties hereto have executed this Agreement the day and year first above written.


SIGNED AND SEALED with the SEAL of           ]
the Ministry of Lands, Forestry and          ]
Mines and DELIVERED by the said              ]     /s/ [ILLEGIBLE SIGNATURE]
PROF. DOMINIC K. FOBIH                       ]              Minister
Minister of Lands, Forestry and Mines for    ]  MIN. OF LANDS, FORESTRY & MINES
and on behalf of the Government of the       ]
Republic of Ghana in the presence:           ]



/s/ [ILLEGIBLE SIGNATURE]
/s/ [ILLEGIBLE SIGNATURE]
       CHIEF DIRECTOR
MINISTRY OF LANDS, FORESTRY & MINES


The COMMON SEAL/STAMP of the said            ] HABER MINING GHANA LIMITED
HABER MINING GHANA LIMITED                   ] 4th CIRCULAR CLOSE, SSNIT ESTATES
was affixed to these presents and the        ] CANTONMENTS, ACCRA
same were DELIVERED in the                   ] P. O. BOX KIA 16525, ACCRA
presence of:



/s/ [ILLEGIBLE SIGNATURE]                    /s/ Edward S. Ayensu
DIRECTOR/SECRETARY                              Edward S. Ayensu
                                                MANAGING DIRECTOR

                                 OATH OF PROOF
                                 -------------


I George Banful of Minerals Commission MAKE OATH and SAY that on the 5 day April 2007 I was present and saw Prof. Dominic k. Fobih, the Minister of Lands, Forestry and Mines duly execute the instrument now produced to me and Marked "A" and that the said PROF. DOMINIC K. FOBIH an read and write, Sworn at Accra this 19th day of April 2007
          Before Me.



 /s/ [ILLEGIBLE SIGNATURE]                      /s/ [ILLEGIBLE SIGNATURE]
    REGISTRAR OF LANDS                                    DEPONENT


This is the Instrument Marked "A" Referred to in the Oath of George Banful SWORN before me this 19th day of April 2007


                            /s/ [ILLEGIBLE SIGNATURE]
                               REGISTRAR OF LANDS


On the 19th day of April 2007 at 8:30 O'clock in the forenoon this Instrument was proved before me by the Oath of the within-named George Banful to have been duly executed by the within-named PROF. DOMINIC K. FOBIH.



                            /s/ [ILLEGIBLE SIGNATURE]
                               REGISTRAR OF LANDS

                        Dated this 5th day of April 2007



                       GOVERNMENT OF THE REPUBLIC OF GHANA



                           HABER MINING GHANA LIMITED


--------------------------------------------------------------------------------

                               PROSPECTING LICENCE

--------------------------------------------------------------------------------


                                SOLICITOR OF THE
                                  SUPREME COURT


TERM:               TWO (2) YEARS RENEWABLE

COMMENCEMENT:       5-4-2007

EXPIRY DATE:        4-4-2009

FILE NO.:           PL.7/114

                                [STAMPS OMITTED]

                        Dated this 5th day of April 2007


                    GOVERNMENT OF THE REPUBLIC OF GHANA


                                                       GHANA LAND REGISTRY
                                                Registered as No..............
                                   AND              /s/ George Banful
                                                    ---------------------
                                                      Registrar of Lands

                         HABER MINING GHANA LIMITED

--------------------------------------------------------------------------------

                             PROSPECTING LICENCE

--------------------------------------------------------------------------------


                                                THIS INSTRUMENT WAS DELIVERED TO
                                                ME FOR REGISTRATION BY G. BANFUL
                              SOLICITOR OF THE  OF ACCRA AT 3:00
                                SUPREME COURT   O'CLOCK IN THE AFTERNOON THIS
                                                3RD DAY OF MAY, 2007
                                                /s/ George Banful
                                                --------------------------------
TERM:          TWO (2) YEARS (RENEWABLE)              Registrar of Lands

COMMENCEMENT:  5-4-2007

EXPIRY DATE:   4-4-2009

FILE NO.:      PL.7/116

[COMMISSIONER OF INCOME TAX STAMP/SEAL]